Exhibit 10.6

RETIREMENT PLAN FOR SALARIED U.S. EMPLOYEES OF

IMO INDUSTRIES INC. AND AFFILIATES

January 1, 2007 Restatement

TABLE OF CONTENTS

PREAMBLE

ARTICLE I
DEFINITIONS

1.1	Plan Definitions	8
1.2	Construction	19

ARTICLE II
HOURS OF SERVICE

2.1	Crediting of Hours of Service	20
2.2	Hours of Service Equivalencies	21
2.3	Determination of Non-Duty Hours of Service	22
2.4	Allocation of Hours of Service to Service Computation Periods	22
2.5	Department of Labor Rules	23

ARTICLE III
SERVICE & CREDITED SERVICE

3.1	Service, Credited Service, and Benefit Service Prior to January 1, 2007	24
3.2	Service, Credited Service, and Benefit Service On or After January 1, 2007	24
3.3	Transfers	25
3.4	Retirement or Termination and Reemployment	26
3.5	Repayment of Distributed Benefits	26
3.6	Finality of Determinations	27

ARTICLE IV
ELIGIBILITY FOR PARTICIPATION

4.1	Participation	28
4.2	Crediting Eligibility Service	29
4.3	Loss of Eligibility Service	29
4.4	Reinstatement of Eligibility Service	29
4.5	Termination of Participation	29
4.6	Participation Upon Reemployment	30
4.7	Finality of Determinations	30

ARTICLE V
NORMAL RETIREMENT

5.1	Eligibility	31
5.2	Amount	31
5.3	401(a)(17) Fresh Start Adjustments	34
5.4	Minimum Benefits	34
5.5	Adjustment to Normal Retirement Benefit for Late Retirement	34
5.6	Payment	35
5.7	Reduction of Normal Retirement Benefit for Benefits Payable Under Other Plans	35
5.8	Additional Retirement Benefits for Non-Highly Compensated Former Employees	36

ARTICLE VI
EARLY RETIREMENT

6.1	Eligibility	37
6.2	Amount	37
6.3	Payment	38

ARTICLE VII
VESTED RIGHTS

7.1	Vesting	39
7.2	Eligibility for Deferred Vested Retirement Benefit	39
7.3	Amount of Deferred Vested Retirement Benefit	39
7.4	Distribution of Employee Derived Benefit	40
7.5	Payment	41
7.6	Election of Former Vesting Schedule	41

ARTICLE VIII
DISABILITY RETIREMENT BENEFIT

8.1	Eligibility	42
8.2	Governing Provisions	42

ARTICLE IX
FORMS OF PAYMENT

9.1	Normal Form of Payment	43
9.2	Optional Forms of Payment	44
9.3	Designation of Beneficiary and Beneficiary in Absence of Designated Beneficiary	47
9.4	Notice Regarding Forms of Payment	47

9.5	Election Period	48
9.6	Spousal Consent Requirements	48
9.7	Death Prior to Annuity Starting Date	49
9.8	Effect of Reemployment on Form of Payment	49

ARTICLE X
SURVIVOR BENEFITS

10.1	Eligibility for Qualified Preretirement Survivor Annuity	50
10.2	Amount of Qualified Preretirement Survivor Annuity	50
10.3	Enhanced Qualified Preretirement Survivor Annuity	51
10.4	Payment of Qualified Preretirement Survivor Annuity	51
10.5	Waiver of Qualified Preretirement Survivor Annuity	52
10.6	Spousal Consent to Waiver of Qualified Preretirement Survivor Annuity	52
10.7	Notice Regarding Qualified Preretirement Survivor Annuity	53
10.8	Special Death Benefit for Participants with an Employee Derived Benefit	53

ARTICLE XI
GENERAL PROVISIONS & LIMITATIONS

11.1	Suspension of Benefits	55
11.2	Exception to Suspension of Benefits Rule	55
11.3	Non-Alienation of Retirement Rights or Benefits	55
11.4	Payment of Benefits to Others	55
11.5	Payment of Small Benefits; Deemed Cashout	56
11.6	Direct Rollovers	57
11.7	Limitations on Commencement	58
11.8	Post Age 70 1/2 Payments	58
11.9	Offset to Accrual After Normal Retirement Date	59

ARTICLE XII
MAXIMUM RETIREMENT BENEFITS

12.1	Definitions	60
12.2	Maximum Limitation on Annual Benefits	63
12.3	Manner of Reduction	63

ARTICLE XIII
PENSION FUND

13.1	Pension Fund	64
13.2	Contributions by the Employers	64
13.3	Expenses of the Plan	64
13.4	No Reversion	64
13.5	Forfeitures Not to Increase Benefits	65

13.6	Change of Funding Medium	65

ARTICLE XIV
ADMINISTRATION

14.1	Authority of the Sponsor	66
14.2	Action of the Sponsor	66
14.3	Claims Review Procedure	67
14.4	Qualified Domestic Relations Orders	68
14.5	Indemnification	68
14.6	Actions Binding	68

ARTICLE XV
ADOPTION BY OTHER ENTITIES

15.1	Adoption by Affiliated Companies	69
15.2	Effective Plan Provisions	69

ARTICLE XVI
AMENDMENT & TERMINATION OF PLAN

16.1	Sponsor’s Right of Amendment	70
16.2	Termination of the Plan	70
16.3	Adjustment of Allocation	71
16.4	Assets Insufficient for Allocation	71
16.5	Assets Insufficient for Allocation Under Paragraph (d) of Section 16.2	72
16.6	Allocations Resulting in Discrimination	72
16.7	Residual Assets	72
16.8	Meanings of Terms	72
16.9	Payments by the Funding Agent	73
16.10	Residual Assets Distributable to the Employers	73
16.11	Withdrawal of an Employer	73

ARTICLE XVII
MISCELLANEOUS

17.1	No Commitment as to Employment	74
17.2	Claims of Other Persons	74
17.3	Governing Law	74
17.4	Nonforfeitability of Benefits Upon Termination or Partial Termination	74
17.5	Merger, Consolidation, or Transfer of Plan Assets	74
17.6	Funding Agreement	75
17.7	Benefit Offsets for Overpayments	75
17.8	Internal Revenue Requirements	75
17.9	Overall Permitted Disparity Limits	76

17.10	Veterans Reemployment Rights	76

ARTICLE XVIII
TOP-HEAVY PROVISIONS

18.1	Top-Heavy Plan Definitions	77
18.2	Applicability of Top-Heavy Plan Provisions	79
18.3	Top-Heavy Vesting	79
18.4	Minimum Top-Heavy Benefit	79
18.5	Exclusion of Collectively-Bargained Employees	80

ADJUSTMENT FACTORS ADDENDUM

ADDENDUM
SPECIAL PROVISIONS

ADDENDUM I

ADDENDUM II

ADDENDUM III

ADDENDUM IV

APPENDIX I

APPENDIX II

APPENDIX III

APPENDIX IV
CODE SECTION 401(a)(9) COMPLIANCE

SECTION I
DEFINITIONS

1.1	Definitions	114

SECTION II
GENERAL RULES

2.1	Effective Date	114
2.2	Precedence	114
2.3	Requirements of Treasury Regulations Incorporated	115

SECTION III
TIME AND MANNER OF DISTRIBUTION

3.1	Required Beginning Date	115
3.2	Death of Participant Before Distributions Begin	115
3.3	Form of Distribution	116

SECTION IV
DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

4.1	General Annuity Requirements	116
4.2	Amount Required to be Distributed by Required Beginning Date	117
4.3	Additional Accruals After First Distribution Calendar Year	117

SECTION V
REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING PARTICIPANT’S LIFETIME

5.1	Joint Life Annuities Where the Beneficiary Is Not the Participant’s Spouse	117
5.2	Period Certain Annuities	118

SECTION VI
REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES BEFORE DATE DISTRIBUTIONS BEGIN

6.1	Participant Survived by Designated Beneficiary	118
6.2	No Designated Beneficiary	118
6.3	Death of Surviving Spouse Before Distributions to Surviving Spouse Begin	119

SECTION VII
SPECIAL RULES

7.1	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries	119

PREAMBLE

The Retirement Plan for Salaried U.S. Employees of Imo Industries Inc. and Affiliates, originally effective as of January 1, 1987, is hereby amended and restated in its entirety. The Plan, as amended and restated hereby, is intended to qualify as a defined benefit pension plan under Code Section 401(a). The Plan is maintained for the exclusive benefit of eligible employees and their beneficiaries.

Except as otherwise specifically provided in the Plan, this amended and restated Plan shall be effective as of January 1, 2007, and the rights of any person who did not have an Hour of Service under the Plan on or after January 1, 2007, shall generally be determined in accordance with the terms of the Plan as in effect on the date for which he was last credited with an Hour of Service.

Notwithstanding any other provision of the Plan to the contrary, a Participant’s vested interest in his Accrued Benefit under the Plan on and after the effective date of this amendment and restatement shall be not less than his vested interest in his Accrued Benefit on the day immediately preceding the effective date.

Effective January 1, 2002, assets and liabilities with respect to the employee groups identified below were spun off and transferred to the Retirement Plan for Power Transmission Employees of Imo Industries Inc.:

(a)	All active employees at Boston Gear – Florence, Quincy, Louisberg and Charlotte; Morse Controls; and Fincor Electronics.

(b)	All former employees at Varo Division; Controlex; Heim Bearings; Acme Chain; Air Maze; Delroyd Worm Gear; Incom; Luber Finer Filter; and Engine & Compressor.

ARTICLE I

DEFINITIONS

1.1 Plan Definitions

As used herein, the following words and phrases, when they appear with initial letters capitalized as indicated below, have the meanings hereinafter set forth:

(a)	An “Active Participant” means a Participant who is accruing Credited Service under the Plan in accordance with the provisions of Article III.

(b)	A Participant’s “Accrued Benefit” as of any date means:

(1)	for a Participant who is employed at the Imo Division and covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steel Workers of America, AFL-CIO-CLC Local Union 6061, the portion of his monthly normal retirement benefit accrued as of that date determined as provided in the applicable Addendum, based on his years of Credited Service determined as of that date.

(2)	for a Participant who is employed (i) as a salaried employee at Warren Pump, (ii) as an hourly employee at Fincor, or (iii) as an hourly employee at Boston Gear Florence on January 31, 1999, and who is credited with an Hour of Service after January 31,1999, his benefit accrued as of January 31, 1999, determined as provided in the applicable Addendum, based on his years of Credited Service determined as of January 31, 1999, and increased by 20 percent.

(3)	for any other Participant who is employed as an Employee on January 31,1999, and who is credited with an Hour of Service after January 31, 1999, his benefit accrued as of January 31,1999, determined under the terms of the Plan in effect on that date, plus an amount equal to 20 percent of his “base benefit” as determined under Section 5.2(a)(l) or 20 percent of his benefit determined under Section 5.2(b), as applicable.

(c)	“Accumulated Contributions” as of any date means the total of an Employee’s Mandatory Employee Contributions plus interest. Accumulated Contributions for Participants other than salaried employees at Warren Pump are listed in Schedule C. Interest on a Participant’s Mandatory Employee Contributions shall be credited annually to the date of determination as follows:

(1)	For Plan Years beginning prior to January 1, 1987 (January 1, 1988 for salaried employees at Warren Pump), at the interest rate specified in the Plan as in effect on the applicable date; and

(2)	For Plan Years beginning on or after January 1, 1987 (January 1, 1988 for salaried employees at Warren Pump), at 120 percent of the Federal mid-term rate as in effect under Code Section 1274 for the first month of the Plan Year.

For purposes of determining the projected value of a Participant’s Accumulated Contributions, interest shall be credited for the period from the date of determination to the Participant’s Normal Retirement Date at the rate that would be used under Code Section 417(e)(3).

(d)	The “Actuarial Equivalent” of a value means the actuarial equivalent determined using the following factors:

(1)	For determining present value for purposes other than a single sum payment, (i) for Participants who are salaried employees at Warren Pump, hourly employees at Fincor, hourly employees at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, the factors specified in the applicable Addendum and (ii) for Participants other than those described in clause (i), the 1983 Male Group Annuity Table with a two-year setback for Participants and a five-year setback for Beneficiaries and an interest rate equal to the Pension Benefit Guaranty Corporation interest rate for the valuation of immediate annuities for pension plans terminating on October 1 of the calendar year preceding the determination date.

(2)	For determining present value for purposes of a single sum payment, (i) the “applicable mortality table” prescribed by the Secretary of the Treasury, which shall be based on the prevailing commissioners’ standard table, described in Code Section 807(d)(5)(A), used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)) and (ii) the annual rate of interest on 30-year Treasury securities for the second calendar month preceding the Plan Year in which the distribution is made. Effective December 31, 2002, the applicable mortality table is the table prescribed in Revenue Ruling 2001-62.

For a Participant who has reached Normal Retirement Date at the time present value is being determined, the present value of his Accrued Benefit shall be calculated based on the immediate annuity payable to the Participant as of his Annuity Starting Date. For a Participant who has not yet reached Normal Retirement Date at the time present value is being determined, the present value of his Accrued Benefit shall be calculated based on a deferred annuity payable commencing at Normal Retirement Date. For purposes of this paragraph, immediate and deferred annuities will be in the normal form applicable to unmarried Participants under Section 9.1 of the Plan.

(e)	The “Actuary” means an independent actuary selected by the Sponsor, who is an enrolled actuary as defined in Code Section 7701(a)(35), or a firm or corporation of actuaries having such a person on its staff, which person, firm, or corporation is to serve as the actuarial consultant for the Plan.

(f)	The “Administrator” means the Sponsor unless the Sponsor designates another person or persons to act as such.

(g)	An “Affiliated Company” means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Code Section 414.

(h)	A Participant’s, or Beneficiary’s, if the Participant has died, “Annuity Starting Date” means the first day of the first period for which an amount is paid as an annuity or, in the case of a single sum payment, the first day on which all events have occurred which entitle the Participant, or his Beneficiary, if applicable, to such benefit.

If a Participant whose Annuity Starting Date has occurred is reemployed by an Employer or an Affiliated Company resulting in a suspension of benefits in accordance with the provisions of Section 11.1, for purposes of determining the form of payment of such Participant’s benefit upon his subsequent retirement, such prior Annuity Starting Date shall apply to benefits accrued prior to the Participant’s reemployment. Such prior Annuity Starting Date shall also apply to benefits accrued following the Participant’s reemployment if such prior Annuity Starting Date occurred on or after the Participant’s Normal Retirement Date. Such prior Annuity Starting Date shall not apply to benefits accrued following the Participant’s reemployment if such prior Annuity Starting Date occurred prior to the Participant’s Normal Retirement Date.

(i)	A Participant’s “Average Annual Earnings” means his highest average annual Earnings received for any 60 consecutive Earnings Computation Periods (or the Participant’s period of employment, if shorter) during the 120 consecutive Earnings Computation Periods immediately preceding the date the Participant’s employment terminates (or the Participant’s period of employment, if shorter). Notwithstanding the foregoing, in no event shall more than five years of non-basic compensation be counted in any 60 consecutive Earnings Computation Periods used to determine Average Annual Earnings. If there are more than five years of non-basic compensation in any 60 consecutive Earnings Computation Periods, only the most recent five years of non-basic compensation shall be included in such averaging period.

Notwithstanding any other provision of the Plan to the contrary, Earnings for employment on and after January 31,1999 shall not be included in determining a Participant’s Average Annual Earnings.

(j)	A Participant’s “Beneficiary” means any beneficiary who is entitled to receive a benefit under the Plan upon the death of the Participant.

(k)	A Participant’s “Benefit Service” means the period of his Credited Service for purposes of determining the amount of his benefit under Section 5.2(a), as computed in accordance with the provisions of Article III.

(1)	A “Break in Service” with respect to any Employee means any Service Computation Period during which he completes fewer than 501 Hours of Service, except that no Employee shall incur a Break in Service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer pursuant to its uniform leave policy, if his employment is not otherwise terminated during the period of such absence.

(m)	The “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference to a Code section shall include (i) such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section and (ii) all rulings, regulations, notices, announcements, and other pronouncements issued by the U.S. Treasury Department, the Internal Revenue Service, and any court of competent jurisdiction that relate to such section.

(n)	A Participant’s “Covered Compensation” means the average, without indexing, of the taxable wage bases under Section 230 of the Social Security Act in effect for each calendar year during the 35-year period ending on the last day of the calendar year in which the employee attains (or will attain) Social Security retirement age, as determined under Code Section 415(b)(8). In determining a Participant’s Covered Compensation, the following shall apply:

(1)	For calendar years within the 35-year period, the taxable wage base in effect for future calendar years shall be assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year in which the determination is being made.

(2)	For calendar years after the 35-year period ends, a Participant’s Covered Compensation means his Covered Compensation for the Plan Year in which the 35-year period ends.

(3)	For calendar years before the 35-year period begins, a Participant’s Covered Compensation means the taxable wage base in effect as of the beginning of the Plan Year in which the determination is being made.

A Participant’s Covered Compensation shall be adjusted each Plan Year.

A Participant’s Covered Compensation for purposes of calculating his retirement benefit under the Plan shall be his Covered Compensation determined as of the date his retirement benefit is being calculated or, if earlier, as of the date the Participant ceased to accrue benefits under the Plan.

(o)	A Participant’s “Credited Service” means his period of service for purposes of determining the amount of any benefit for which he is eligible under the Plan, as computed in accordance with the provisions of Article III.

(p)	The “Delaval Plans” means the four retirement plans in effect immediately prior to January 1, 1984, which include the following: (i) the Retirement Plan for Salaried Employees of Transamerica Delaval Inc., Contract 8280-Q, (ii) the Retirement Plan for Salaried Employees of Transamerica Delaval Inc., Contract 7454-N, (iii) the Pension Plan for Salaried Employees of Transamerica Delaval Inc., Wiggins Connectors Division, and (iv) the Pension Plan for Salaried Employees of Transamerica Delaval Inc., Tait Pump Division Plan C.

(q)	The “Earnings” of a Participant for any Earnings Computation Period means the regular basic rate of cash compensation paid to him, determined as of January 1 of the calendar year in which such Earnings Computation Period occurs, for services as an Employee without regard to any deductions for income tax, Social Security, or group insurance, and excluding any amount not required to be reported to the Participant in a written statement under Code Sections 604l(d) and 6051(a)(3) (tax form W-2), any retirement or profit-sharing contributions or benefits, retainers, payment for temporary employment, bonuses, commissions, pay for overtime hours, incentive compensation, premiums for overseas Field Service, Foreign Service or shift differential, or Lead Pay Incentives. In addition to the foregoing, Earnings include any amount that would have been included in the foregoing description, but for the Participant’s election to defer payment of such amount under Code Section 125 or 402(e)(3). The basic Earnings of a disabled Participant shall be deemed to be the basic rate of cash compensation in effect for the Earnings Computation Period immediately preceding the Earnings Computation Period in which he became disabled.

In addition to the foregoing, Earnings also includes the non-basic amounts paid to or earned by him as of such Earnings Computation Period for services as an Employee, including bonuses and incentive compensation payments earned in the Plan Year (even if such bonuses and incentive compensation payments are paid in the subsequent Plan Year), commissions paid during the Plan Year, payments for overtime hours paid during the Plan Year, Foreign Service premiums paid during the Plan Year up to 15 percent of the base salary in effect on January 1 of the Plan Year but in no event more than $7,500, shift differential premiums paid during the Plan Year, and Lead Pay Incentives paid during the Plan Year. A Participant will be deemed to have received no non-basic compensation for a calendar year until the final Earnings Computation Period of the calendar year and shall be deemed to have earned all his non-basic compensation for the calendar year in the final Earnings Computation Period of the calendar year. Notwithstanding the foregoing, no non-basic compensation earned during an Earnings Computation Period shall be included in a Participant’s Earnings if the Participant did not accrue a month of Credited Service for such Earnings Computation Period.

For purposes of determining a Participant’s Earnings hereunder, services as an Employee include services rendered as an Employee even if such Employee was not a Participant under the Plan and months in which he was a participant in the Pension Plan for Salaried Employees of Imo Industries (Canada) Inc., or any Predecessor Plan.

In no event, however, shall the Earnings of a Participant taken into account under the Plan for any 12-month consecutive Earnings Computation Periods (the “limitation period”) exceed the following: (1) $150,000 for limitation periods beginning before January 1, 1997, (2) $160,000 for limitation periods beginning in 1997, 1998, or 1999, (3) $170,000 for limitation periods beginning in 2000 and 2001, and (4) for limitation periods beginning on or after January 1, 2002, the limit in effect for such limitation year under Code Section 401(a)(17).

(r)	An “Earnings Computation Period” means each calendar month.

(s)	An Employee’s “Eligibility Service” means his period of service for purposes of determining his eligibility to participate in the Plan, as computed in accordance with the provisions of Article IV.

(t)	An “Employee” means any employee of an Employer who is (1) employed at the Imo Division, the Incom Division, or the Varo Division, (2) working in a salaried or hourly position, and (3) on an Employer’s United States payroll.

Notwithstanding the foregoing, the term “Employee” shall not include any person who is (1) covered by a collective bargaining agreement and is accruing benefits under another pension, annuity, or retirement plan maintained by his Employer, (2) covered by a collective bargaining agreement under which the Employer has not agreed to have the Plan apply to employees covered by the agreement, or (3) covered by the Retirement Plan for Power Transmission Employees of Imo Industries Inc.

Any “leased employee,” other than an excludable leased employee, shall be treated as an employee of an Employer or any other Affiliated Company for all purposes of the Plan, including benefit accrual; provided, however, that contributions to a qualified plan made on behalf of a leased employee by the leasing organization that are attributable to services for the Employer shall be treated as having been made by the Employer and there shall be no duplication of benefits under this Plan.

A “leased employee” means any person who performs services for an Employer or an Affiliated Company (the “recipient”) (other than an employee of the recipient) pursuant to an agreement between the recipient and any other person (the “leasing organization”) on a substantially full-time basis for a period of at least one year, provided that such services are performed under the primary direction or control of the recipient. An “excludable leased employee” means any leased employee of the recipient who is covered by a money purchase pension plan maintained by the leasing organization which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least ten percent of compensation, (ii) full and immediate vesting, and (iii) immediate participation by employees of the leasing organization (other than employees who perform substantially all of their services for the leasing organization or whose compensation from the leasing organization in each plan year during the four-year period ending with the plan year is less than $1,000); provided, however, that leased employees do not constitute more than 20 percent of the recipient’s nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a leased employee by the leasing organization that are attributable to services performed for the recipient shall be treated as provided by the recipient.

(u)	A Participant’s “Employee Derived Benefit” as of any date means an amount equal to the Participant’s Accumulated Contributions expressed as a monthly benefit commencing at Normal Retirement Date determined using the mortality table and interest rate that would be used for determining present value for purposes of a lump sum payment under Code Section 417(e)(3).

(v)	An “Employer” means the Sponsor and any entity which has adopted the Plan as may be provided under Article XV.

(w)	A Participant’s “Employer Derived Benefit” as of any date means the excess, if any, of his Accrued Benefit as of such date over his Employee Derived Benefit as of such date.

(x)	An Employee’s “Employment Commencement Date” means the date he first completes an Hour of Service or, in the case of an Employee who has incurred an Employment Severance Date, the first date following his Employment Severance Date on which he again completes an Hour of Service.

(y)

An Employee’s “Employment Severance Date” means the earlier of (a) the date on which he retires, dies, or his employment as an Employee is otherwise terminated or (b) the first anniversary of the date on which he is absent from work with all Employers as an Employee for any other reason; provided, however, that his Employment Severance Date shall not occur if he is absent from work with his Employer on account of service with the armed forces of the United States, he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994, and he returns to work with an Employer within the period during which he retains such reemployment rights, but, if he does not return to work within such period, his Employment Severance Date shall be the earlier of the date which is one year after his absence commenced or the last day of the period during which he retains such reemployment rights; and provided, further, that his Employment Severance Date shall not occur if he is absent from work because of disability for which he is eligible for or receiving disability benefits under a non-governmental benefit program funded by his Employer, provided that if he ceases to be eligible for or to collect disability benefits under such program prior to his Normal Retirement Date, he returns promptly to work with an Employer. Notwithstanding the foregoing, if a person retires, dies, or his employment as an Employee is otherwise terminated during a period in which he is absent from work with all Employers for any reason other than service with the armed forces of the United States, his Employment Severance Date shall be the date of such retirement, death, or other termination of employment.

(z)	An “Entry Date” means the first day of each calendar month.

(aa)	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

(bb)	The “Funding Agent” means the person or persons which at the time shall be designated, qualified, and acting under the Funding Agreement and shall include (i) any trustee for a trust established pursuant to the Funding Agreement, (ii) any insurance company that issues an annuity or insurance contract pursuant to the Funding Agreement, or (iii) any person holding assets in a custodial account pursuant to the Funding Agreement. The Sponsor may designate a person or persons other than the Funding Agent to perform any responsibilities of the Funding Agent under the Plan, other than trustee responsibilities as defined in ERISA Section 405(c)(3), and the Funding Agent shall not be liable for the performance of such person in carrying out such responsibilities except as otherwise provided by ERISA. The term Funding Agent shall include any delegate of the Funding Agent as may be provided in the Funding Agreement.

(cc)	The “Funding Agreement” means the agreement entered into between the Sponsor and the Funding Agent relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing a trust, a custodial account, an annuity contract, or an insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets; provided, however, that any custodial account or contract established hereunder meets the requirements of Code Section 401(f).

(dd)	A “Highly Compensated Employee” means any Employee or former Employee who is a highly compensated active employee or a highly compensated former employee as defined hereunder.

A “highly compensated active employee” includes any Employee who performs services for an Employer or any Affiliated Company during the Plan Year and who (i) was a five percent owner at any time during the Plan Year or the look back year or (ii) received compensation from the Employers and Affiliated Companies during the look back year in excess of $80,000 (subject to adjustment annually at the same time and in the same manner as under Code Section 415(d)) and was in the top paid group of employees for the look back year. The dollar amount in (ii) shall be pro-rated for any Plan Year of fewer than 12 months. An Employee is in the top paid group of employees if he is in the top 20 percent of the employees of his Employer and all Affiliated Companies when ranked on the basis of compensation paid during the look back year.

A “highly compensated former employee” includes any Employee who (i) separated from service from an Employer and all Affiliated Companies (or is deemed to have separated from service from an Employer and all Affiliated Companies) prior to the Plan Year, (ii) performed no services for an Employer or any Affiliated Company during the Plan Year, and (iii) for either the separation year or any Plan Year ending on or after the date the Employee attains age 55, was a highly compensated active employee, as determined under the rules in effect under Code Section 414(q) for such year.

The determination of who is a Highly Compensated Employee hereunder, including, if applicable, determinations as to the number and identity of employees in the top paid group, shall be made in accordance with the provisions of Code Section 414(q) and regulations issued thereunder.

For purposes of this definition, the following terms have the following meanings:

(1)	An employee’s “compensation” means his “415 compensation” as defined in Section 12.1(c).

(2)	The “look back year” means the 12-month period immediately preceding the Plan Year.

(ee)	An “Hour of Service” with respect to any Employee means an hour which is determined and credited as such in accordance with the provisions of Article II.

(ff)	An “Imo Division” means any one of the following operating divisions, subsidiaries, or affiliates of Imo Industries Inc: (i) Adel Fasteners, (ii) Aeroproducts, (iii) Airfoil, (iv) Baird Corporation, (v) Barksdale Controls, (vi) Boston Gear, Charlotte, (vii) CEC Instruments, (viii) CentriMarc, (ix) Delaval Condenser, (x) Delaval Turbine, (xi) Delroyd Worm Gear, (xii) Deltex, (xiii) Gems Sensors, (xiv) Imo Pump, (xv) Miller-Holzwarth, (xvi) Pro Mac, (xvii) Quabbin, or (xviii) Wiggins Connectors.

(gg)	An “Incom Division” means any one of the following operating division, subsidiaries, or affiliates of Imo Industries Inc; (i) Boston Gear, Florence; (ii) Boston Gear, Quincy; (iii) Boston Gear, Louisburg; (iv) Controlex; (v) Fincor Electronics; (vi) Heim Bearings; or (vii) Morse Controls.

(hh)	A Participant’s “Mandatory Employee Contributions” mean the after-tax contributions made by the Participant to the Plan prior to October 1, 1976 (January 1, 1976 for salaried employees at Warren Pump).

(ii)	A Participant’s “Normal Retirement Date” for purposes of benefit eligibility means the following:

(1)	for employees at the Imo Division who are covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steel Workers of America, AFL-CIO-CLC Local Union 6061 and hourly employees at Fincor and Boston Gear Florence, the date specified in the applicable Addendum; and

(2)	for all other employees, the date the Participant attains age 65.

A Participant’s Normal Retirement Date for all other purposes means the first day of the month coinciding with or immediately following the date determined above.

(jj)	A “Participant” means any person who becomes eligible to participate in the Plan in accordance with the provisions of Article IV and who retains an Accrued Benefit under the Plan.

(kk)	The “Pension Fund” means the fund or funds maintained under the Funding Agreement for purposes of accumulating contributions made by the Employers and paying benefits under the Plan.

(11)	The “Plan” means this Retirement Plan for Salaried U.S. Employees of Imo Industries Inc. and Affiliates, established effective January 1, 1987, as amended and restated by this instrument, with all amendments, modifications, and supplements hereafter made.

(mm)	A “Plan Year” means the 12-consecutive-month period ending each December 31.

(nn)	The “Predecessor Plans” means the following retirement plans: (1) the Pension Plan for Hourly-Paid Employees of Imo Industries Inc., Imo Pump Division; (2) the Pension Plan for Hourly-Paid Employees of Imo Industries Inc., Gems Sensors Division; (3) the Pension Plan for Hourly-Paid Employees of Imo Industries Inc., Aeroproducts Division; (4) the Pension Plan for Hourly-Paid Employees of Imo Industries Inc., CEC Instruments Division; (5) the Incom International, Inc. Retirement Plan for Salaried Employees; (6) the Varo, Inc. Employees’ Retirement Plan; (7) the Pension Plan for Hourly Employees of Imo Industries Inc. Airfoil Division; (8) the Pension Plan for Hourly Employees of AHU Corporation; (9) the Pension Plan for Hourly Paid Employees of Imo Industries Inc., Pumptron Division; (10) the Hourly Payroll Retirement Plan Florence Distribution Center Boston Gear Division Imo Industries Inc.; (11) the Hourly Payroll Retirement Income Plan Imo Industries Inc. Fincor Division; (12) the Retirement Plan for Salaried Employees of Warren Pump; (13) the Pension Plan for Members of the International Brotherhood of Boilermakers, Iron Shipbuilders, Blacksmiths, Forgers, and Helpers, AFL-CIO, and its Local Lodge No. 661, Imo Industries Inc., Condensor and Filter Division; (14) the Delaval Turbine Hourly Pension Plan; and (15) the Boston Gear Delroyd Hourly Pension Plan.

(oo)	A “Qualified Joint and Survivor Annuity” is an immediate annuity payable to the Participant for his life with a survivor benefit payable upon the death of the Participant to the Participant’s Spouse (determined as of his Annuity Starting Date) for the remainder of such Spouse’s lifetime. The amount of the survivor benefit payable under a Qualified Joint and Survivor Annuity shall be equal to at least 50 percent of the amount the Participant was receiving on his date of death.

(pp)	A “Qualified Preretirement Survivor Annuity” is an annuity payable to the surviving Spouse of a Participant for such Spouse’s life as provided in Article X.

(qq)

A Participant’s “Required Beginning Date” means the April 1 following the calendar year in which occurs the later of the Participant’s (i) attainment of age 70  1/2 or (ii) the date the Participant retires; provided, however, that clause (ii) shall not apply to a Participant who is a five percent owner, as defined in Code Section 416(i), with respect to the Plan Year ending with or within the calendar year in which the Participant attains age 70  1/2. The Required Beginning Date of a Participant who is a five percent owner hereunder shall not be redetermined if the Participant ceases to be a five percent owner with respect to any subsequent Plan Year.

(rr)	A Participant’s “Service” means his period of service for purposes of determining his eligibility for a benefit under the Plan, as computed in accordance with the provisions of Article III.

(ss)	A “Service Computation Period” means the 12-month period used for determining an Employee’s years of Eligibility Service and years of Service.

The Service Computation Period for determining an Employee’s years of Eligibility Service is the 12-consecutive month period beginning on the first date he completes an Hour of Service and anniversaries of that date.

The Service Computation Period for determining an Employee’s years of Service is the 12-consecutive month period beginning on the date he first completes an Hour of Service and anniversaries of that date.

(tt)	The “Sponsor” means Imo Industries Inc., and any successor thereto.

(uu)	A Participant’s “Spouse” means the person who is the Participant’s lawful spouse.

(vv)	The “Transamerica Plan” means the Retirement Plan for Salaried U.S. Employees of Transamerica Corporation and Affiliates, as in effect on December 31, 1986.

(ww)	A “Varo Division” means any one of the following operating divisions, subsidiaries, or affiliates of Imo Industries Inc: (i) Varo, Inc, or (ii) Optic-Electronic Corporation.

1.2 Construction

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

ARTICLE II

HOURS OF SERVICE

2.1 Crediting of Hours of Service

An Employee shall be credited with an Hour of Service under the Plan for:

(a)	Each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer as an Employee; provided, however, that hours paid for at a premium rate shall be treated as straight-time hours.

(b)	Each hour for which he is paid, or entitled to payment, by an Employer on account of a period of time during which no duties as an Employee are performed (irrespective of whether he remains an Employee) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, up to a maximum of eight hours per day and 40 hours per week; provided, however, that no more than 501 Hours of Service shall be credited to an Employee on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single Service Computation Period); provided, further, that no Hours of Service shall be credited for payment which is made or due under a program maintained solely for the purpose of complying with applicable Workers’ Compensation, unemployment compensation, or disability insurance laws; and provided, further, that no Hours of Service shall be credited to an Employee for payment which is made or due solely as reimbursement for medical or medically related expenses incurred by him.

(c)	Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer; provided, however, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods of employment or absence from employment described in any other paragraph of this Section shall be subject to the limitations set forth therein and, if applicable, in Section 2.4.

(d)	Each hour for which he would have been scheduled to work for an Employer during the period of time that he is absent from work because of service with the armed forces of the United States, up to a maximum of eight hours per day and 40 hours per week, but only if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer within the period during which he retains such reemployment rights.

(e)	Each hour for which he would have been scheduled to work for an Employer during the period of time that he is absent from work because of disability for which he is eligible for or receiving disability benefits under a non-governmental benefit program funded by his Employer; provided that if he ceases to be eligible for or to collect disability benefits under such program prior to his Normal Retirement Date he returns promptly to work with an Employer.

(f)	Each hour for which he would have been scheduled to work for an Employer during the period of time that he is absent from work because of an approved leave of absence, provided that he returns to work at the end of such leave.

(g)	Solely for purposes of determining whether he has incurred a Break in Service, each hour for which he would have been scheduled to work for an Employer during the period of time that he is absent from work because of the birth of a child, pregnancy, the adoption of a child, or the caring for a child for the period beginning following the birth or adoption of such child, up to a maximum of eight hours per day and 40 hours per week so that, when added to Hours of Service credited under any other paragraph of this Section, he shall be credited with not fewer than 501 total Hours of Service under the Plan for the Service Computation Period in which his absence commenced or the immediately following Service Computation Period; provided, however, that he shall be credited with Hours of Service under this paragraph for the Service Computation Period in which his absence from employment commenced only if necessary to prevent a Break in Service; and provided, further, that he shall be credited with Hours of Service under this paragraph for the Service Computation Period immediately following the Service Computation Period in which his absence from employment commenced only if he is not credited with Hours of Service under this paragraph for the Service Computation Period in which his absence from employment commenced.

(h)	Solely for purposes of determining whether he has incurred a Break in Service, each hour for which he would be scheduled to work for an Employer during the period of time that he is absent from work on an approved leave of absence pursuant to the Family and Medical Leave Act of 1993; provided, however, that Hours of Service shall not be credited to an Employee under this paragraph if the Employee fails to return to employment with an Employer following such leave.

Notwithstanding anything to the contrary contained in this Section, no more than one Hour of Service shall be credited to an Employee for any one hour of his employment or absence from employment.

2.2 Hours of Service Equivalencies

Notwithstanding any other provision of the Plan to the contrary, if an Employer does not maintain records that accurately reflect actual hours of service with respect to an Employee, such Employee shall be credited with 190 Hours of Service for each month in which he performs an Hour of Service.

2.3 Determination of Non-Duty Hours of Service

In the case of a payment which is made or due from an Employer on account of a period during which an Employee performs no duties, and which results in the crediting of Hours of Service, or in the case of an award or agreement for back pay, to the extent that such award or agreement is made with respect to a period during which an Employee performs no duties, the number of Hours of Service to be credited shall be determined as follows:

(a)	In the case of a payment made or due which is calculated on the basis of units of time, such as hours, days, weeks, or months, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated.

(b)	In the case of a payment made or due which is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be equal to the amount of the payment divided by the Employee’s most recent hourly rate of compensation immediately prior to the period to which the payment relates.

(c)	Notwithstanding the provisions of paragraphs (a) and (b), no Employee shall be credited on account of a period during which no duties are performed with a number of Hours of Service that is greater than the number of regularly scheduled working hours during such period.

(d)	If an Employee is without a regular work schedule, the number of “regularly scheduled working hours” shall mean the average number of hours worked by Employees in the same job classification during the period to which the payment relates, or if there are no other Employees in the same job classification, the average number of hours worked by the Employee during an equivalent, representative period.

For the purpose of crediting Hours of Service for a period during which an Employee performs no duties, a payment shall be deemed to be made by or due from an Employer (i) regardless of whether such payment is made by or due from an Employer directly, or indirectly through (among others) a trust fund or insurer to which the Employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

2.4 Allocation of Hours of Service to Service Computation Periods

Hours of Service credited under Section 2.1 shall be allocated to the appropriate Service Computation Period as follows:

(a)	Hours of Service described in paragraph (a) of Section 2.1 shall be allocated to the Service Computation Period in which the duties are performed.

(b)	Hours of Service credited to an Employee for a period during which an Employee performs no duties shall be allocated as follows:

(1)	Hours of Service credited to an Employee on account of a payment which is calculated on the basis of units of time, such as hours, days, weeks, or months, shall be allocated to the Service Computation Period or Periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates.

(2)	Hours of Service credited to an Employee on account of a payment which is not calculated on the basis of units of time shall be allocated to the Service Computation Period or Periods in which the period during which no duties are performed occurs, or, if such period extends beyond one Service Computation Period, such Hours of Service shall be allocated equally between the first two such Service Computation Periods.

(3)	Hours of Service credited to an Employee for a period of absence during which the Employee performs no duties and for which no payment is due from his Employer shall be allocated to the Service Computation Period or Periods during which such absence occurred.

(4)	Hours of Service credited to an Employee because of an award or agreement for back pay shall be allocated to the Service Computation Period or Periods to which the award or agreement for back pay pertains, rather than to the Service Computation Period in which the award, agreement, or payment is made.

2.5 Department of Labor Rules

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulation Section 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to Service Computation Periods, are hereby incorporated into the Plan by reference.

ARTICLE III

SERVICE & CREDITED SERVICE

3.1 Service, Credited Service, and Benefit Service Prior to January 1, 2007

Each person who is an Employee on or after January 1, 2007, shall be credited with Service, Credited Service, and Benefit Service for purposes of the Plan for periods prior to such date equal to the Service, Credited Service, and Benefit Service with which he had been credited in accordance with the Plan provisions in effect immediately prior to such date.

3.2 Service, Credited Service, and Benefit Service On or After January 1, 2007

Each person who is an Employee on or after January 1, 2007, and who is a salaried employee at Warren Pump or an hourly employee at Fincor or Boston Gear Florence, shall be credited with Service, Credited Service, and Benefit Service as provided in the applicable Addendum.

Each other person who is an Employee on or after January 1, 2007, shall be credited with Service, Credited Service, and Benefit Service with respect to periods of employment on or after such date, for purposes of the Plan as follows:

(a)	He shall be credited with a year of Service for each Service Computation Period for which he is credited with at least 1,000 Hours of Service.

(b)	Notwithstanding the foregoing, no Service shall be credited to an Employee for periods before his attainment of age 18.

(c)

Subject to any limitations set forth in Article V, he shall be credited with Credited Service for the period beginning on the later to occur of (i) January 1, 1999 or (ii) his Employment Commencement Date and ending on his Employment Severance Date. Credited Service shall be computed in completed full years and fractions of years treating each calendar month in which he is credited with Credited Service as  1/12th year of Credited Service, even if he is only credited with Credited Service for a portion of such calendar month.

(d)	He shall be credited with a month of Benefit Service for each month he is credited with a month of Credited Service.

(e)	Notwithstanding the foregoing, no Benefit Service shall be credited to an Employee for the following periods:

(1)	Periods before his attainment of age 21.

(2)	Periods for which he is on an approved leave of absence without pay.

(f)	Notwithstanding the foregoing, except for an Employee covered by the collective bargaining agreement between the Delroyd Worm Gear Division and the United Steelworkers of America, AFL-CIO-CLC Local Union 6061, there shall be no further Benefit Service credited under the Plan on and after January 31,1999.

3.3 Transfers

Notwithstanding the foregoing, Service and Credited Service credited to a person shall be subject to the following:

(a)	Any person who transfers or retransfers to employment with an Employer as an Employee directly from other employment (i) with an Employer in a capacity other than as an Employee or (ii) with any other Affiliated Company, shall be credited with Service, but not Credited Service, for such other employment as if such other employment were employment with an Employer as an Employee.

(b)	Any person who transfers from employment with an Employer as an Employee directly to other employment (i) with an Employer in a capacity other than as an Employee or (ii) with any other Affiliated Company, or (iii) with any organization of which an interest of 50 percent of more is owned directly or indirectly by the Sponsor, shall be deemed by such transfer not to lose his Service or Credited Service, and shall be deemed not to retire or otherwise terminate his employment as an Employee until such time as he is no longer in the employment of an Employer or any other Affiliated Company, at which time he shall become entitled to benefits if he is otherwise eligible therefore under the provisions of the Plan and he shall receive credit for Service and Credited Service, for such other employment as if such other employment were employment with an Employer as an Employee.

(c)	Any person who transfers from employment with an Employer as an Employee directly to other employment with a joint venture in which one or more Employers owns at least 50 percent interest, shall be deemed by such transfer not to lose his Service or Credited Service, and shall be deemed not to retire or otherwise terminate his employment as an Employee until such time as he is no longer in employment of an Employer or such joint venture, at which time he shall become entitled to benefits if he is otherwise eligible therefore under the provisions of the Plan; provided however, that up to such time he shall receive no credit for Service or Credited Service for such other employment as if such other employment were employment with an Employer as an Employee unless he transfers to employment with an Employer directly from employment with such joint venture within ten years after his transfer to such joint venture.

3.4 Retirement or Termination and Reemployment

If an Employee retires or otherwise terminates employment with the Employers and all Affiliated Companies, his eligibility for and the amount of any benefit to which he may be entitled under the Plan shall be determined based upon the Service, Benefit Service, and Credited Service with which he is credited at the time of such retirement or other termination of employment. If such retired or former Employee is reemployed by an Employer or any Affiliated Company, the Service, Benefit Service, and Credited Service with which he was credited at the time of such prior retirement or other termination of employment shall be aggregated with the Service, Benefit Service, and Credited Service with which he is credited following his reemployment for purposes of determining his eligibility for and the amount of any benefit to which he may be entitled under the Plan upon his subsequent retirement or other termination of employment if:

(a)	he had a vested interest in his Employer Derived Benefit at the time of his previous retirement or other termination of employment; provided, however, that if the Participant received a single sum payment of the present value of his vested Accrued Benefit as provided in Section 11.5 because of such retirement or termination of employment, his prior Benefit Service and Credited Service shall be lost and shall not be reinstated unless he meets the requirements of the following Section; or

(b)	he terminated his employment before satisfying the conditions of eligibility for any retirement benefit under the Plan and either (i) the aggregate number of his years of Service (not including any years of Service not required to be aggregated because of previous Breaks in Service) is greater than the number of his consecutive one-year Breaks in Service or (ii) the number of his consecutive one-year Breaks in Service is less than five.

Notwithstanding any other provision of this Section, if a retired or former Employee returns to employment in a capacity other than as an Employee, his period of employment shall be treated for the purposes of the Plan solely in accordance with the transfer provisions of this Article III.

3.5 Repayment of Distributed Benefits

If a former Participant who received a single sum payment of the present value of his vested Accrued Benefit as provided in Section 11.5 because of his prior retirement or termination of employment is reemployed by an Employer or an Affiliated Company, the Benefit Service and Credited Service with which he was credited at the time of his prior retirement or other termination of employment shall be reinstated and aggregated with the Benefit Service and Credited Service credited to him following his reemployment only if the Participant meets the requirements of this Section. Payment of the present value of a Participant’s vested Accrued Benefit is deemed to be made because of his prior retirement or termination of employment if it is made before the end of the second Plan Year following the Plan Year in which such retirement or termination occurred. Such Participant must:

(a)	be reemployed by an Employer or an Affiliated Company prior to incurring five- consecutive Breaks in Service following the date of the single sum payment;

(b)	resume employment covered under the Plan; and

(c)	repay to the Plan the full amount of the distribution with interest before the earlier of (i) the date he incurs five-consecutive Breaks in Service following the date of the single sum payment or (ii) the date which is five years after his reemployment date. For purposes of this paragraph, interest shall accrue annually, beginning on the date of the single sum payment, at the rate provided in Code Section 41l(c)(2)(C), as in effect on the date of repayment.

3.6 Finality of Determinations

All determinations with respect to the crediting of Service, Benefit Service, and Credited Service under the Plan shall be made on the basis of the records of the Employers, and all determinations so made shall be final and conclusive upon Employees, former Employees, and all other persons claiming a benefit interest under the Plan. Notwithstanding anything to the contrary contained in this Article, there shall be no duplication of Service, Benefit Service, and Credited Service.

ARTICLE IV

ELIGIBILITY FOR PARTICIPATION

4.1 Participation

Each Employee who was an Active Participant immediately prior to January 1, 1999, shall continue as an Active Participant hereunder. Each other person shall become an Active Participant as follows:

(a)	A person who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL- CIO-CLC local Union 6061, shall become an Active Participant as provided in the applicable Addendum.

(b)	Any other person shall become an Active Participant as of the Entry Date coinciding with or immediately following the latest of (i) the date he becomes an Employee, (ii) the date he attains age 21, or (iii) the date he completes one year of Eligibility Service.

Except with respect to an Employee who is covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steel Workers of America, AFL-CIO-CLC Local Union 6061, the Plan shall be frozen effective January 31, 1999. Any Employee who is a Participant on that date shall continue as a Participant hereunder. No other Employee, except an Employee who is covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steel Workers of America, AFL-CIO-CLC Local Union 6061, shall become a Participant hereunder after that date.

Notwithstanding the foregoing, an Employee who is employed as a part-time Employee working in a salaried position, once having become eligible for participation in the Plan, shall have a onetime right to waive such participation in the event that such participation would prevent the Employee from being permitted to make tax-deductible contributions to an individual retirement account established pursuant to Section 219 of the Code. Each election to waive participation shall be made in writing on a form provided by the Administrator and shall be delivered to the Administrator by no later than the last day of the Employee’s waiver election period. For purposes of Section 4.1, an Employee’s waiver election period shall be the period of 60 days following the later of January 1, 1988 or the date on which the Employee commences participation in the Plan. No election to waive participation may be made by an eligible Employee after the end of the Employee’s waiver election period.

(a)	Each election to waive participation shall remain in effect and cannot be revoked. The Administrator may, if necessary, revoke any waiver of participation in order that the Plan may satisfy minimum coverage requirements of Section 410 of the code or the minimum accrual requirements of Section 416 of the Code.

(b)	No benefits, other than the crediting of Vesting Service, shall ever be earned for any period during which an election to waive participation in the Plan is in effect. Any Employee who waives participation shall be deemed to have bound his beneficiaries, heirs, personal representatives and assignees by such waiver.

4.2 Crediting Eligibility Service

An Employee shall be credited with a year of Eligibility Service for each Service Computation Period for which he is credited with at least 1,000 Hours of Service.

For purposes of determining an Employee’s Eligibility Service hereunder, employment with an Employer in a capacity other than as an Employee or with an Affiliated Company shall be treated as employment with an Employer as an Employee.

4.3 Loss of Eligibility Service

Except as otherwise specifically provided in the Plan, an Employee’s Eligibility Service shall be lost if he retires or if his employment with an Employer terminates for any other reason, and, subject to applicable Plan provisions for the reinstatement of Eligibility Service, if he thereafter returns to employment as an Employee, he shall be treated for Plan purposes as a new Employee.

4.4 Reinstatement of Eligibility Service

A retired or former Employee who returns to employment with an Employer or with any other Affiliated Company shall be reinstated with the Eligibility Service with which he was credited at the time of his prior retirement or other termination of employment if:

(a)	he had a vested interest in his Employer Derived Benefit at the time of his previous retirement or other termination of employment; or

(b)	he terminated his employment before satisfying the conditions of eligibility for any retirement benefit under the Plan and either (i) the aggregate number of his years of Eligibility Service (not including any years of Eligibility Service not required to be taken into account because of previous Breaks in Service) is greater than the number of his consecutive one-year Breaks in Service or (ii) the number of his consecutive one-year Breaks in Service is less than five.

4.5 Termination of Participation

A Participant shall remain an Active Participant as long as he continues in employment as an Employee. A person shall remain a Participant as long as he retains an Accrued Benefit under the Plan.

4.6 Participation Upon Reemployment

If a former Employee who was a Participant hereunder is reemployed as an Employee, he shall again become an Active Participant hereunder as of his reemployment date if his Eligibility Service is reinstated in accordance with the provisions of Section 4.4. If such former Employee’s Eligibility Service is not reinstated in accordance with the provisions of Section 4.4., such former Employee shall be treated as a new Employee for purposes of participation in the Plan and he shall again become an Active Participant in accordance with and subject to the requirements of Section 4.1.

If a former Employee who was not a Participant hereunder is reemployed as an Employee, he shall become an Active Participant hereunder as follows:

(a)	If such former Employee had satisfied the Eligibility Service requirement in Section 4.1 at the time of his prior termination of employment and his Eligibility Service is reinstated as provided in Section 4.4, he shall become an Active Participant as of the later of (1) the Entry Date as of which he would have become an Active Participant if he had continued employment as an Employee or (2) his reemployment date.

(b)	If such former Employee had not satisfied the Eligibility Service requirement in Section 4.1 at the time of his prior termination of employment, or his Eligibility Service is not reinstated as provided in Section 4.4, he shall become an Active Participant in accordance with and subject to the requirements of Section 4.1.

4.7 Finality of Determinations

All determinations with respect to the eligibility of an Employee to become a Participant under the Plan shall be made on the basis of the records of the Employers, and all determinations so made shall be final and conclusive for all Plan purposes. Each Employee who becomes a Participant shall be entitled to the benefits, and be bound by all the terms, provisions, and conditions of the Plan and the Funding Agreement.

ARTICLE V

NORMAL RETIREMENT

5.1 Eligibility

Each Participant who retires from employment with his Employer and all Affiliated Companies on or after his Normal Retirement Date shall be eligible for a normal retirement benefit.

5.2 Amount

The monthly normal retirement benefit of a Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061 shall be equal to the amount determined as provided in the applicable Addendum. The monthly normal retirement benefit of any other Participant shall be equal to  1/12th of his Employee Derived Benefit as listed in Schedule C, plus the greater of (a), (b), or (c) as follows:

(a)	The sum of (1), (2), and (3) as follows

(1)	his base benefit, which is the sum of (i) and (ii) as follows:

(i)	the product of:

(I)	1.15 percent of the Participant’s Average Annual Earnings for his years of Benefit Service as an Employee of an Imo Division; plus

(II)	.85 percent of the Participant’s Average Annual Earnings for his years of Benefit Service as an Employee of an Incom Division multiplied by

(III)	his number of years of Benefit Service at retirement, not in excess of 25 years;

plus,

(ii)	the product of:

(I)	.40 percent of the Participant’s Average Annual Earnings

multiplied by,

(II)	his number of years of Benefit Service at retirement in excess of 25 years, but not in excess of 35 years;

(2)	his excess benefit, which is the sum (i) and (ii) as follows:

(i)	the product of:

(I)	.65 percent of the Participant’s Average Annual Earnings in excess of Covered Compensation multiplied by

(II)	his number of years of Benefit Service at retirement, not in excess of 25 years;

plus;

(ii)	the product of:

(I)	.40 percent of the Participant’s Average Annual Earnings in excess of Covered Compensation multiplied by

(II)	his number of years of Benefit Service at retirement in excess of 25 years, but not in excess of 35 years;

(3)	the Participant’s benefit, if any, listed in Schedule A or Schedule B.

(b)	The applicable dollar amount below:

(1)	for an Employee of an Imo Division,

(i)	if he retires or otherwise terminates employment on or after January 1, 1972, but prior to June 30,1975, $7.00 multiplied by his number of years of Credited Service at his Normal Retirement Date;

(ii)	if he retires or otherwise terminates employment on or after July 1, 1975, but prior to November 30, 1977, $10.00 multiplied by his number of years of Credited Service at his Normal Retirement Date;

(iii)	if he retires or otherwise terminates employment on or after December 1, 1977, but prior to December 31, 1980, $12.00 multiplied by his number of years of Credited Service at his Normal Retirement Date;

(iv)	if he retires or otherwise terminates employment on or after January 1, 1981, but prior to May 31, 1982, $15.00 multiplied by his number of years of Credited Service at his Normal Retirement Date;

(v)	if he retires or otherwise terminates employment on or after June 1,1982, $16.00 multiplied by his number of years of Credited Service at his Normal Retirement Date;

(2)	for an Employee of an Incom Division, $16.50 multiplied by his number of years of Benefit Service at his Normal Retirement Date, excluding Benefit Service rendered while an hourly employee of the Controlex division;

(3)	for an hourly Employee of the Controlex division, $15.50 multiplied by his number of years of Benefit Service at his Normal Retirement Date;

(4)	for an Employee of a Varo Division, $0.00;

(5)	for an Employee of one of the above divisions who renders less than 40 hours per week, the applicable rate shall be the rate as listed above multiplied by the ratio of his regularly scheduled hours to 40.

Notwithstanding the above, the Participant’s retirement benefit shall be reduced by the retirement benefit, if any, payable to the Participant under any other pension benefit plan of an Employer to the extent that such benefit is attributable to any period of Credited Service credited hereunder; provided, however, that this reduction shall not apply to benefits paid from the Transamerica Plan, any Delaval Plan, any Predecessor Plan, or any profit sharing plan of which the account values have not been distributed to the Participant.

In no event shall a Participant’s Benefit Service include Credited Service in excess of 35 years.

(c)	His benefit, if any, as calculated in accordance with Appendix II.

Notwithstanding any other provision of the Plan, except for an Employee covered by the collective bargaining agreement between the Delroyd Worm Gear Division and the United Steel Workers of America, AFL-CIO-CLC Local Union 6061, no years of Credited Service earned after January 31, 1999 shall be taken into account in determining this benefit.

In no event will a reduction in a Participant’s Average Annual Earnings reduce the normal retirement benefit payable to him below the amount that would have been payable to him under the same form of payment had he retired prior to his Normal Retirement Date when eligible for an early retirement benefit.

5.3 401(a)(17) Fresh Start Adjustments

The monthly normal retirement benefit of a Participant whose Earnings exceeded the limitations in effect under Code Section 401(a)(17) prior to the effective date of such limitations shall be the greatest of: (i) the Participant’s Accrued Benefit determined as of the end of the 1988 limitation period, using the Plan formula in effect on that date (without regard to any amendments made after that date), as if the Participant terminated employment on that date; (ii) the Participant’s Accrued Benefit determined as of the end of the 1993 limitation period, using the Plan formula in effect on that date (without regard to any amendments made after that date), as if the Participant terminated employment on that date, but applying the $200,000 Earnings limitation; or (iii) the Participant’s Accrued Benefit determined under the Plan formula in effect thereafter, but applying the $150,000 Earnings limitation.

5.4 Minimum Benefits

Notwithstanding any other provision of the Plan to the contrary, in no event will the monthly normal retirement benefit payable to a Participant be less than the greater of (a) his Employee Derived Benefit as listed in Schedule C or (b) his benefit amount payable in accordance with the minimum vesting provisions applicable in the Delaval Plans.

5.5 Adjustment to Normal Retirement Benefit for Late Retirement

(a)	The monthly normal retirement benefit payable with respect to a Participant who is a salaried employee at Warren Pump and who continues in employment with his Employer or an Affiliated Company after his Normal Retirement Date shall be determined as provided in paragraph (1), and, if applicable, (2).

(1)

For the period beginning on the Participant’s Normal Retirement Date and ending on the April 1 following the calendar year in which he reaches age 70  1/2, his “adjusted normal retirement benefit” shall be the greater of:

(i)	the Participant’s Accrued Benefit as of the date such benefit is being determined; or

(ii)

the Participant’s Accrued Benefit as of his Normal Retirement Date, multiplied by the appropriate late retirement adjustment factor as provided in the applicable Addendum, based on the number of months his Annuity Starting Date follows his Normal Retirement Date (but no later than the April 1 following the calendar year in which the Participant attains age 70  1/2).

(2)

For the period beginning on the April 1 following the calendar year in which he reaches age 70  1/2, the Participant’s monthly retirement benefit shall be adjusted as of each “determination date” (as defined in this Section). His “adjusted normal retirement benefit” shall be the greater of:

(i)	the Participant’s Accrued Benefit as of the “determination date”; or

(ii)	the Actuarial Equivalent on the “determination date” of the Participant’s “adjusted normal retirement benefit” determined under this Section for the prior “determination date” (as defined in this Section).

(b)

The monthly normal retirement benefit payable with respect to each other Participant who continues in employment with his Employer or an Affiliated Company after age 70  1/2 shall be adjusted as of each “determination date” (as defined in this Section). A Participant’s “adjusted normal retirement benefit” shall be equal to the greater of the following:

(1)	the Participant’s Accrued Benefit as of the “determination date”; or

(2)	the Actuarial Equivalent on the “determination date” of the Participant’s “adjusted normal retirement benefit” determined under this Section for the prior “determination date” (as defined in this Section).

For purposes of this Section, a “determination date” means the last day of each calendar year during the period beginning with the calendar year following the calendar year in which the Participant attains age 70  1/2 and ending on the earlier of (i) the date the Participant retires from employment with his Employer and all Affiliated Companies, or (ii) his Annuity Starting Date, except that the first “determination date” is the April 1 following the calendar year in which the Participant attains age 70  1/2.

No further adjustments shall be made to a Participant’s monthly normal retirement benefit after the earlier of (i) the date the Participant retires from employment with his Employer and all Affiliated Companies, or (ii) his Annuity Starting Date, and, if he continues to accrue benefits under the Plan, such continued accruals shall be reduced as provided in Section 11.9.

5.6 Payment

A monthly normal retirement benefit shall be paid to an eligible Participant commencing as of the first day of the month following the month in which he retires but not later than the date specified in Section 11.7.

5.7 Reduction of Normal Retirement Benefit for Benefits Payable Under Other Plans

Notwithstanding any other provision of the Plan to the contrary, if a benefit is payable with respect to a Participant under the provisions of the Transamerica Plan to which his Employer has made contributions with respect to such Participant, the benefit payable to the Participant under the Plan shall be reduced by an amount equal to the portion of the benefit payable, or paid, under such other plan with respect to the Participant which is not attributable to the Participant’s own contributions and which is based upon any period of service for which the Participant receives Credited Service under the Plan; provided, however, that in no event shall such Participant receive a benefit under the Plan that is less than the Actuarial Equivalent of his Accrued Benefit under the Plan attributable to the Participant’s years of Credited Service under the Plan other than such years upon which the benefit payable, or paid, under such other plan is based.

5.8 Additional Retirement Benefits for Non-Highly Compensated Former Employees

Effective July 1, 1997, nonhighly compensated former Employees who are listed in Schedule D shall receive additional retirement benefits in the amount and payment form specified in Schedule D.

ARTICLE VI

EARLY RETIREMENT

6.1 Eligibility

Each Participant who retires from employment with his Employer and all Affiliated Companies prior to his Normal Retirement Date and who:

(a)	For Participants who are salaried employees at Warren Pump, hourly employees at Fincor, hourly employees at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, satisfy the requirements specified in the applicable Addendum; or

(b)	For any other Participant, retires at or after age 55 and either:

(1)	who has at least ten years of Credited Service or

(2)	whose years of Credited Service plus his age, expressed in years and completed months, total at least 75 years,

shall be eligible for an early retirement benefit.

6.2 Amount

An eligible Participant’s monthly early retirement benefit shall be equal to the following:

(a)	for a Participant who is eligible for early retirement under Section 6.1(a), the amount specified in the applicable Addendum;

(b)	for a Participant who is eligible for early retirement benefits under Section 6.1(b)(l), his vested Accrued Benefit on the date of his early retirement; provided, however, that the amount of such benefit shall be reduced by multiplying such amount by the appropriate early commencement factor determined as provided in the Adjustment Factors Addendum;

(b)	for a Participant who is eligible for early retirement benefits under Section 6.1(b)(2) on his date of termination from employment, the amount of his Employee Derived Benefit as listed in Schedule C reduced by .0025 for each month by which his Annuity Starting Date precedes his attainment of age 62, minus any amount payable from the Transamerica Plan (to the extent such benefit is attributable to contributions by the Sponsor or to any period of Benefit Service or Credited Service credited under the Plan) plus the greater of the amount determined under (1), (2), or (3) below.

(1)	The sum of (i), (ii), and (iii)

(i)	the amount of the Participant’s base benefit as determined in Section 5.2(a)(l), reduced by .0025 for each full calendar month by which his Annuity Starting Date precedes his Normal Retirement Date; plus

(ii)	the amount of the Participant’s excess benefit as determined in Section 5.2(a)(2), reduced by multiplying such amount by the appropriate early commencement factor determined as provided in the Adjustment Factors Addendum; plus

(iii)	his amount, if any, listed on Schedule A or Schedule B reduced by .0025 for each full calendar month by which his Annuity Starting Date precedes his attainment of age 62.

(2)	His benefit determined in accordance to 5.2(b) reduced by .0025 for each full calendar month by which his Annuity Starting Date precedes his Normal Retirement Date.

(3)	His benefits, if any, as calculated in accordance with Appendix II.

An eligible Participant may elect to receive a separate distribution of his Employee Derived Benefit as provided in Section 7.4, in which case his early retirement benefit shall be adjusted as provided therein.

A Participant’s vested interest in his Accrued Benefit shall be determined in accordance with the schedule provided in Section 7.1.

6.3 Payment

A monthly early retirement benefit shall be paid to an eligible Participant commencing as of the first day of the month following the later of the month in which he retires or the month in which he makes written application for the benefit, but not later than his Normal Retirement Date.

ARTICLE VII

VESTED RIGHTS

7.1 Vesting

A Participant’s vested interest in his Employee Derived Benefit shall be at all times 100 percent.

A Participant’s vested interest in his Employer Derived Benefit shall be determined in accordance with the following schedule, based upon the number of full years of Service credited to him; provided, however, that a Participant’s vested interest in his Employer Derived Benefit shall be 100 percent if he is employed by an Employer or an Affiliated Company on his Normal Retirement Date, regardless of whether he has completed the number of years of Service required under the schedule for 100 percent vesting.

Years of Service	Vested Interest
less than 5	0%
5 or more	100%

7.2 Eligibility for Deferred Vested Retirement Benefit

Each Participant who terminates employment with his Employer and all Affiliated Companies, who has a vested interest in his Employer Derived Benefit, and who is not eligible for a normal or early retirement benefit under the Plan shall be eligible for a deferred vested retirement benefit.

7.3 Amount of Deferred Vested Retirement Benefit

An eligible Participant’s monthly deferred vested retirement benefit shall be equal to his vested Accrued Benefit on the date of his termination of employment; provided, however, that if the Participant is eligible to elect to begin benefit payments before his Normal Retirement Date as provided in Section 7.5, the amount of such benefit shall be adjusted as follows:

(a)	For Participants who are salaried employees at Warren Pump, hourly employees at Fincor, hourly employees at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, as provided in the applicable Addendum.

(b)	For all other Participants such benefit shall be equal to the sum of (1), (2), and (3), as follows:

(1)	his benefit as determined in Section 5.2(a), reduced by the appropriate early commencement factor as provided in the Adjustment Factors Addendum; plus

(2)	his benefit as determined in Section 5.2(b), reduced by the appropriate early commencement factor as provided in the Adjustment Factors Addendum; plus

(3)	his benefits, if any, calculated in accordance with Appendix II.

In no event shall the Participant’s retirement benefit be less than his Employee Derived Benefit, as listed in Schedule C, reduced by the appropriate early commencement factor as provided in the Adjustment Factors Addendum.

Notwithstanding the foregoing, the Participant’s benefit shall be reduced by his early retirement benefit, if any, payable from the Transamerica Plan, to the extent that such benefit is attributable to any period of Benefit Service or Credited Service on which the Participant’s benefit in the Plan is based.

7.4 Distribution of Employee Derived Benefit

A Participant who terminates employment for reasons other than death may elect to receive distribution of his Employee Derived Benefit beginning at any time prior to the date payment of his retirement benefit begins (or, if the Participant is not eligible for a deferred vested retirement benefit, at the time such benefit could begin under the Plan, as elected by the Participant).

A Participant’s Employee Derived Benefit shall be paid in the normal form provided under Section 9.1; provided, however, that, a married Participant may waive the normal form applicable to him and elect to receive payment of his Employee Derived Benefit under the normal form applicable to unmarried Participants; and provided, further, that the Participant may elect instead to receive payment of such benefit in an Actuarially Equivalent single sum payment. A Participant’s election of the optional single sum payment provided hereunder is subject to the requirements of Sections 9.4, 9.5, and 9.6, concerning the valid election of a form of payment other than the normal form provided in Section 9.1.

If a Participant elects to receive payment of his Employee Derived Benefit, his Accrued Benefit shall be reduced by such Employee Derived Benefit.

If a Participant whose Employer Derived Benefit is forfeited as provided herein returns to employment with an Employer or an Affiliated Company, his Employer Derived Benefit shall be restored if he meets all of the following requirements:

(a)	he is reemployed by an Employer or an Affiliated Company prior to incurring five consecutive one-year Breaks in Service following the date payment of his Employee Derived Benefit was made;

(b)	he resumes employment covered under the Plan; and

(c)	he repays to the Plan the full amount of the distribution he received, with interest, before the earlier of (i) the date he incurs five consecutive one-year Breaks in Service following the date payment of his Employee Derived Benefit was made or (ii) five years from the date of his reemployment. For purposes of this paragraph, interest shall accrue annually, beginning on the date the Participant receives distribution of his Employee Derived Benefit, at the rate provided in Code Section 41l(c)(2)(C), as in effect on the date of repayment.

7.5 Payment

A monthly deferred vested retirement benefit shall be paid to an eligible Participant commencing as of his Normal Retirement Date; provided, however, that the following early commencement provisions shall apply:

(a)	A Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061 may elect to begin benefit payments as of the first day of the month following the month in which he would have been eligible for early retirement if he had continued in employment, but based on his years of Credited Service on his termination date.

(b)	Any other Participant who has ten years of Credited Service may elect to begin benefit payments as of the first day of any month following the month in which he attains age 55.

7.6 Election of Former Vesting Schedule

In the event the Sponsor adopts an amendment to the Plan that changes the vesting schedule under the Plan, including any amendment which directly or indirectly affects the computation of the nonforfeitable interest of Participants’ rights to Accrued Benefits, any Participant with three or more years of Service shall have a right to have his nonforfeitable interest in his Accrued Benefit continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Participant in his Accrued Benefit under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. Such Participant shall exercise such right by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of such amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section, the vested interest of each Participant on the effective date of such amendment shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date thereof.

ARTICLE VIII

DISABILITY RETIREMENT BENEFIT

8.1 Eligibility

A Participant may be eligible for a disability benefit as follows:

(a)	Each Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061 and who satisfies the requirements specified in the applicable Addendum shall be eligible for a disability benefit.

(b)	Each other Participant who, prior to January 1, 1981, was a participant in the Pension Plan for Salaried Employees of Transamerica Delaval Inc., Wiggins Connectors Division, may be eligible for disability benefits under the provisions of that plan applicable to such Participants.

8.2 Governing Provisions

The governing provisions with respect to a disability benefit payable hereunder shall be as follows:

(a)	For each Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, disability benefits shall be provided as specified in the applicable Addendum.

(b)	For each other Participant, disability benefits shall be governed by the provisions of the Pension Plan for Salaried Employees of E.B. Wiggins, Inc., including the ninth amendment to that plan (the “Wiggins Plan”), except that:

(1)	a Participant’s disability benefit shall be equal to his accrued benefit as listed for the Participant in Schedule C of this Plan, and

(2)	“years of service” as referenced in the Wiggins Plan shall be deemed to mean years of Credited Service as defined in this Plan.

ARTICLE IX

FORMS OF PAYMENT

9.1 Normal Form of Payment

A Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061 and who is eligible to receive any retirement benefit under Section 5.1, 6.1, or 7.2 of the Plan shall receive payment in the normal form specified in the applicable Addendum. Any other Participant who is eligible to receive any retirement benefit under Section 5.1, 6.1, or 7.2 of the Plan shall receive payment of such benefit in accordance with one of the following normal forms of payment:

(a)	A Participant who is not married on his Annuity Starting Date shall receive such benefit in the form of a single life annuity. Such Participant shall receive a monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. Notwithstanding the foregoing, a Participant who is not married on his Annuity Starting Date shall receive his Employee Derived Benefit, as listed on Schedule C, in the form of a ten-year certain and life annuity. Such Participant shall receive a monthly retirement benefit attributable to his Employee Derived Benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s death occurs prior to the end of the ten-year period commencing with his Annuity Starting Date, his Beneficiary shall receive a continued monthly benefit equal to such amount for the remainder of such ten-year period. If the Participant’s Beneficiary dies after becoming eligible to receive a benefit hereunder, but prior to the end of the ten-year period, the unpaid monthly benefit shall be paid to the Beneficiary designated by the Participant to receive payment in such event, or, if none, in accordance with the provisions of Section 9.3.

(b)

A Participant who is married on his Annuity Starting Date shall receive such benefit in the form of a 50 percent Qualified Joint and Survivor Annuity. Such Participant shall receive a monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s Spouse survives him, then commencing with the month following the month in which the Participant’s death occurs, his Spouse shall receive a monthly benefit for his or her remaining lifetime equal to one-half of the amount payable during the Participant’s lifetime, the last payment being for the month in which the Spouse’s death occurs. A married Participant may elect to increase the survivor benefit payable to his Spouse under the Qualified Joint and Survivor Annuity to 100 percent or 66  2/3 percent of the amount payable during the Participant’s lifetime. Any such election must be made during the election period described in Section 9.5.

To receive a benefit under the Qualified Joint and Survivor Annuity form of payment described in paragraph (b) above, a Participant’s Spouse must be the same Spouse to whom the Participant was married on his Annuity Starting Date. Once a Participant’s Annuity Starting Date occurs and retirement benefit payments commence under one of the normal forms of payment, the form of payment will not change even if the Participant’s marital status changes; provided, however, that if the Participant is reemployed by an Employer or an Affiliated Company, any benefits he accrues under the Plan following such reemployment with respect to which a separate Annuity Starting Date occurs shall be payable in the form elected by the Participant as of such separate Annuity Starting Date.

Subject to the requirements of Section 9.6, a Participant may waive the normal form of payment applicable to him and elect to receive payment of his benefit in one of the optional forms of payment provided in Section 9.2.

9.2 Optional Forms of Payment

Within the election period described in Section 9.5, a Participant who is eligible to receive a normal, early, or deferred vested retirement benefit may elect to receive payment of such benefit in accordance with any one of the following options; provided, however, that a Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061 only elect among the optional forms of payment specified in the applicable Addendum. A married Participant who is not eligible to receive a retirement benefit under the Plan, but who receives distribution of his Employee Derived Benefit under the Plan or who is eligible to receive a retirement benefit under the Plan, but who elects to receive his Employee Derived Benefit separately from his Employer Derived Benefit may elect to receive payment of such benefit in accordance with the normal form of payment applicable to unmarried Participants. If a Participant is married on his Annuity Starting Date, any such election must satisfy the requirements of Section 9.6.

If the Participant’s Beneficiary under an optional form of payment dies prior to the Participant’s Annuity Starting Date, the election shall become inoperative and ineffective, and benefit payments, if any, shall be made under the normal form of payment provided in Section 9.1, unless the Participant elects another optional form of payment provided under the Plan prior to his Annuity Starting Date. Once a Participant’s Annuity Starting Date occurs, however, the optional form of payment elected by the Participant will not change even if the Participant’s marital status changes or his Beneficiary predeceases him; provided, however, that if the Participant is reemployed by an Employer or an Affiliated Company, any benefits he accrues under the Plan following his reemployment with respect to which a separate Annuity Starting Date occurs shall be payable in the form elected by the Participant as of such separate Annuity Starting Date.

The monthly payments made under any optional form of payment hereunder shall be the Actuarial Equivalent of the monthly benefit otherwise payable to the Participant in the normal form of payment applicable to unmarried Participants, as provided in Section 9.1.

(a)	Single Life Annuity. The Participant shall receive a monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs.

(b)	100% Joint and Survivor Annuity. The Participant shall receive a reduced monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s Beneficiary survives him, then commencing with the month following the month in which the Participant’s death occurs, his Beneficiary shall receive a monthly benefit for his or her remaining lifetime equal to the reduced amount payable during the Participant’s lifetime, the last monthly payment being for the month in which the Beneficiary’s death occurs.

(c)

66  2/3% Joint and Survivor Annuity. The Participant shall receive a reduced monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s Spouse survives him, then commencing with the month following the month in which the Participant’s death occurs, his Spouse shall receive a monthly benefit for his or her remaining lifetime equal to 66  2/3rds percent of the reduced amount payable during the Participant’s lifetime, the last monthly payment being for the month in which the Spouse’s death occurs.

(d)	15-Year Certain and Life Annuity. The Participant shall receive a reduced monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s death occurs prior to the end of the 15-year period commencing with his Annuity Starting Date, his Beneficiary shall receive a continued monthly benefit equal to such reduced amount for the remainder of such 15- year period. If the Participant’s Beneficiary dies after becoming eligible to receive a benefit hereunder, but prior to the end of the 15-year period, the unpaid monthly benefit shall be paid to the Beneficiary designated by the Participant to receive payment in such event or, if none, in accordance with the provisions of Section 9.3. Notwithstanding the foregoing, if the Participant’s death occurs prior to the end of the 15-year period commencing with his Annuity Starting Date, his Beneficiary may elect to receive the commuted value of such remaining payments in a single sum, as determined under the group pension contract or contracts between an insurance company selected by the Sponsor to provide contracts of insurance or annuity contracts for the purpose of funding benefits under the Plan, and the Sponsor.

(e)

Ten-Year Certain and Life Annuity. The Participant shall receive a reduced monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s death occurs prior to the end of the ten-year period commencing with his Annuity Starting Date, his Beneficiary shall receive a continued monthly benefit equal to such reduced amount for the remainder of such ten-year period. If the Participant’s Beneficiary dies after becoming eligible to receive a benefit hereunder, but prior to the end of the ten-year period, the unpaid monthly benefit shall be paid to the Beneficiary designated by the Participant to receive payment in such event or, if none, in accordance with the provisions of Section 9.3. Notwithstanding the foregoing, if the Participant’s death occurs prior to the end of the ten-year period commencing with his Annuity Starting Date, his Beneficiary may elect to receive the commuted value of such remaining payments in a single sum, as determined under the group pension contract or contracts between an insurance company selected by the Sponsor to provide contracts of insurance or annuity contracts for the purpose of funding benefits under the Plan, and the Sponsor.

(f)	Five-Year Certain and Life Annuity. The Participant shall receive a reduced monthly retirement benefit payable for his lifetime, the last monthly payment being for the month in which his death occurs. If the Participant’s death occurs prior to the end of the five-year period commencing with his Annuity Starting Date, his Beneficiary shall receive a continued monthly benefit equal to such reduced amount for the remainder of such five-year period. If the Participant’s Beneficiary dies after becoming eligible to receive a benefit hereunder, but prior to the end of the five-year period, the unpaid monthly benefit shall be paid to the Beneficiary designated by the Participant to receive payment in such event or, if none, in accordance with the provisions of Section 9.3. Notwithstanding the foregoing, if the Participant’s death occurs prior to the end of the five-year period commencing with his Annuity Starting Date, his Beneficiary may elect to receive the commuted value of such remaining payments in a single sum, as determined under the group pension contract or contracts between an insurance company selected by the Sponsor to provide contracts of insurance or annuity contracts for the purpose of funding benefits under the Plan, and the Sponsor.

(g)	Social Security Adjustment Annuity. The Participant shall receive an increased monthly retirement benefit prior to a specified date and a reduced monthly retirement benefit thereafter, so that the adjusted benefit, when combined with the Primary Insurance Benefits under the Federal Social Security Act expected to become payable as of such specified date, will produce, as nearly as practicable, a level monthly income, the last monthly payment being for the month in which the Participant’s death occurs. Notwithstanding any other provision of the Plan to the contrary, only a Participant who retires in accordance with Article VI and prior to his attainment of age 62 is eligible to elect to receive payment of such benefit in accordance with this option. For purposes of calculating the Actuarially Equivalent benefit payable in this form, the mortality and interest rate factors specified in Section l.l(d)(l) or Section l.l(d)(2) will be used, whichever provides the greater benefit.

Notwithstanding any other provision of the Plan to the contrary, distribution under an optional form of payment shall be made in accordance with Code Section 401(a)(9) and regulations issued thereunder, including the minimum distribution incidental benefit requirement. If a Participant designates a person other than his Spouse as his Beneficiary under an optional form of payment, and if payments under the optional form elected would not meet the minimum distribution incidental benefit requirement, the election shall be ineffective and benefit payments, if any, shall be made under the normal form of payment provided in Section 9.1, unless the Participant elects another optional form of payment provided under the Plan prior to his Annuity Starting Date.

9.3 Designation of Beneficiary and Beneficiary in Absence of Designated Beneficiary

A Participant’s Beneficiary may be any individual or, in the case of a Beneficiary to receive payments for the remainder of a period-certain under the form of payment elected by the Participant, any individuals, trust, or estate, selected by the Participant. A Participant’s designation of a Beneficiary is subject to the spousal consent requirements of Section 9.6.

If payment is to be made to a Participant’s surviving Beneficiary for the remainder of a period-certain under the form of payment elected by the Participant and no Beneficiary survives or the Participant has not designated a Beneficiary, the Participant’s Beneficiary shall be the Participant’s surviving Spouse or, if none, the Participant’s surviving children in equal shares or, if none, the Participant’s estate.

9.4 Notice Regarding Forms of Payment

The Administrator shall provide a Participant with a written description of (i) the terms and conditions of the normal forms of payment provided in Section 9.1, (ii) the optional forms of payment provided in Section 9.2, (iii) the Participant’s right to waive the normal form of payment provided in Section 9.1 and to elect an optional form of payment and the effect thereof, (iv) the rights of the Participant’s Spouse with respect to the Qualified Joint and Survivor Annuity form of payment, and (v) the Participant’s right to revoke a waiver of the normal form of payment or to change his election of an option and the effect thereof. The explanation shall notify the Participant of his right to defer payment of his retirement benefit under the Plan until his Normal Retirement Date, or such later date as may be provided under the Plan. The Administrator shall provide such explanation no fewer than 30 days and no more than 90 days before a Participant’s Annuity Starting Date.

Notwithstanding the foregoing, a Participant’s Annuity Starting Date may occur fewer than 30 days after receipt of such explanation if the Administrator clearly informs the Participant:

(a)	of his right to consider his form of payment election for a period of at least 30 days following his receipt of the explanation;

(b)	the Participant, after receiving the explanation, affirmatively elects an early Annuity Starting Date, with his Spouse’s written consent, if necessary;

(c)	the Participant’s Annuity Starting Date occurs after the date the explanation is provided to him;

(d)	the election period described in Section 9.5 does not end until the later of his Annuity Starting Date or the expiration of the seven-day period beginning the day after the date the explanation is provided to him; and

(e)	actual payment of the Participant’s retirement benefit does not begin to the Participant before such revocation period ends.

9.5 Election Period

A Participant may waive or revoke a waiver of the normal form of payment provided in Section 9.1 and elect, modify, or change an election of an optional form of payment provided in Section 9.2 by written notice delivered to the Administrator at any time during the election period; provided, however that no waiver of the normal form of payment and election of an optional form of payment shall be valid unless the Participant has received the written explanation described in Section 9.4. Subject to the provisions of Section 9.4 extending a Participant’s election period under certain circumstances, a Participant’s “election period” means the 90-day period ending on his Annuity Starting Date.

The form in which a Participant shall receive payment of his retirement benefit shall be determined upon the later of his Annuity Starting Date or the date his election period ends, based upon any waiver and election in effect on such date. Except as otherwise specifically provided in the Plan, in no event shall the form in which a Participant’s retirement benefit is paid be changed on or after such date.

9.6 Spousal Consent Requirements

A married Participant’s waiver of the normal Qualified Joint and Survivor Annuity form of payment and his election, modification, or change of an election of an optional form of payment must include the written consent of the Participant’s Spouse, if any. A Participant’s Spouse shall be deemed to have given written consent to the Participant’s waiver and election if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because of any of the following circumstances:

(a)	the Spouse cannot be located,

(b)	the Participant is legally separated or has been abandoned within the meaning of local law, and the Participant has a court order to that effect, or

(c)	other circumstances set forth in Code Section 401(a)(11) and regulations issued thereunder.

Notwithstanding the foregoing, written spousal consent shall not be required if the Participant elects an optional form of payment that is a Qualified Joint and Survivor Annuity.

Any written spousal consent given pursuant to this Section shall acknowledge the effect of the waiver of the Qualified Joint and Survivor Annuity form of payment and of the election of an optional form of payment, shall specify the optional form of payment selected by the Participant and that such form may not be changed (except to a Qualified Joint and Survivor Annuity) without written spousal consent, shall specify any Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent, and shall be witnessed by a Plan representative or a notary public. Any written consent given or deemed to be given by a Participant’s Spouse shall be irrevocable and shall be effective only with respect to such Spouse and not with respect to any subsequent Spouse.

9.7 Death Prior to Annuity Starting Date

Notwithstanding any other provision of the Plan to the contrary, should a Participant die prior to his Annuity Starting Date neither he nor any person claiming under or through him shall be entitled to any retirement benefit under the Plan; and no benefit shall be paid under the Plan with respect to such Participant except any survivor benefit payable under the provisions of Article X.

9.8 Effect of Reemployment on Form of Payment

Notwithstanding any other provision of the Plan, if a former Employee is reemployed, his prior election of a form of payment hereunder shall become ineffective, except to the extent that the Participant’s Annuity Starting Date occurred prior to such reemployment and such prior Annuity Starting Date is preserved with respect to a portion or all of the Participant’s retirement benefit.

ARTICLE X

SURVIVOR BENEFITS

10.1 Eligibility for Qualified Preretirement Survivor Annuity

If a Participant dies before his Annuity Starting Date, his surviving Spouse shall be eligible for a Qualified Preretirement Survivor Annuity if all of the following requirements are met on the Participant’s date of death:

(a)	The Participant has a Spouse as defined in Section 1.1.

(b)	Such Spouse has been married to the Participant throughout the one-year period immediately preceding his date of death; provided, however, the Administrator shall waive this requirement if the Participant’s death occurs within 12 months of his marriage and the Administrator determines that the Participant’s death was accidental.

(c)	The Participant has not waived the Qualified Preretirement Survivor Annuity and designated a death beneficiary to receive payment of his Employee Derived Benefit as provided in Section 10.8.

(d)	The Participant has a vested Accrued Benefit.

10.2 Amount of Qualified Preretirement Survivor Annuity

Except as otherwise specifically provided in the applicable Addendum with respect to a Participant who is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, the monthly amount of the Qualified Preretirement Survivor Annuity payable to a surviving Spouse shall be equal to the survivor benefit that would have been payable to the Spouse if the Participant had:

(a)	separated from service on the earlier of his actual separation from service date or his date of death;

(b)	survived to the date as of which payment of the Qualified Preretirement Survivor Annuity to his surviving Spouse commences;

(c)	elected to commence retirement benefits as of the date described in paragraph (b) above in the form of a 50 percent Qualified Joint and Survivor Annuity; and

(d)	died on his Annuity Starting Date.

Notwithstanding the foregoing, if prior to a Participant’s death the Participant elected an optional form of payment in accordance with the provisions of Article IX that is a Qualified Joint and Survivor Annuity, for purposes of determining the amount of the Qualified Preretirement Survivor Annuity, the optional form of payment elected by the Participant shall be substituted for the 50 percent Qualified Joint and Survivor Annuity in paragraph (c) above.

10.3 Enhanced Qualified Preretirement Survivor Annuity

The Spouse of a Participant may be eligible for an enhanced Qualified Preretirement Survivor Annuity as follows:

(a)	If a Participant is a salaried employee at Warren Pump, an hourly employee at Fincor, an hourly employee at Boston Gear Florence, or covered by the collective bargaining agreement between Delroyd Worm Gear and the United Steelworkers of America, AFL-CIO-CLC local Union 6061, his Spouse shall be eligible for an enhanced Qualified Preretirement Survivor Annuity in the amount specified in the applicable Addendum if the Participant dies after satisfying the requirements specified in the applicable Addendum.

(b)	If any other Participant dies after becoming eligible for an early retirement benefit under the provisions of Section 6.1, but while employed as an Employee, the monthly amount of the Qualified Preretirement Survivor Annuity payable to his surviving shall be equal to 50 percent of the Participant’s Accrued Benefit, provided that such Spouse is not more than three years younger than the Participant. If the surviving Spouse of such Participant is more than three years younger than the Participant, the monthly amount of the Qualified Preretirement Survivor Annuity payable to the surviving Spouse shall be equal to the amount that would have been payable to the surviving Spouse as a survivor benefit under the 50 percent Qualified Joint and Survivor Annuity form of payment, provided that no reduction shall be made for commencement prior to the date the Participant would have attained Normal Retirement Date.

10.4 Payment of Qualified Preretirement Survivor Annuity

Payment of a Qualified Preretirement Survivor Annuity to a Participant’s surviving Spouse shall commence as of the first day of the month following the later of (i) the month in which the Participant dies or (ii) the month in which the Participant would have attained earliest retirement age (as defined herein) under the Plan. Notwithstanding the foregoing, a Participant’s surviving Spouse may elect to defer commencement of payment of the Qualified Preretirement Survivor Annuity to a date no later than the Participant’s Normal Retirement Date. If a Participant’s surviving Spouse dies before the date as of which payment of the Qualified Preretirement Survivor Annuity is to commence to such Spouse, no Qualified Preretirement Survivor Annuity shall be payable hereunder.

Payment of a Qualified Preretirement Survivor Annuity shall continue to a Participant’s surviving Spouse for such Spouse’s lifetime, the last monthly payment being for the month in which the Spouse’s death occurs.

For purposes of this Article, a Participant’s “earliest retirement age” means the earliest age at which the Participant could have elected to commence retirement benefits under the Plan if he had survived and had continued employment as an Employee.

10.5 Waiver of Qualified Preretirement Survivor Annuity

Notwithstanding any other provision of this Article to the contrary, at any time during the applicable election period (as defined herein), a Participant who has an Employee Derived Benefit, may waive the Qualified Preretirement Survivor Annuity or revoke a prior waiver of the Qualified Preretirement Survivor Annuity. A Participant’s waiver or revocation of a waiver of the Qualified Preretirement Survivor Annuity must be by written notice delivered to the Administrator, in such form as the Administrator shall require.

The “applicable election period” means, if the Participant has an Employee Derived Benefit, the period beginning on the earlier of the first day of the Plan Year in which the Participant attains age 35 or the date he terminates employment and ending on the earlier of the date of his death or his Annuity Starting Date. Notwithstanding the foregoing, the applicable election period with respect to a Participant shall not include any period prior to the date the Participant receives the notice described in Section 10.7.

10.6 Spousal Consent to Waiver of Qualified Preretirement Survivor Annuity

A Participant’s waiver of the Qualified Preretirement Survivor Annuity must include the written consent of his Spouse. A Participant’s Spouse will be deemed to have given written consent to the Participant’s waiver if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because of any of the following circumstances:

(a)	the Spouse cannot be located,

(b)	the Participant is legally separated or has been abandoned within the meaning of local law, and the Participant has a court order to that effect, or

(c)	other circumstances set forth in Code Section 401(a)(l1) and regulations issued thereunder.

Any written spousal consent given pursuant to this Section shall acknowledge the effect of the waiver of the Qualified Preretirement Survivor Annuity and shall be witnessed by a Plan representative or a notary public.

In addition, if a Participant with an Employee Derived Benefit elects to waive the Qualified Preretirement Survivor Annuity hereunder, the written spousal consent must specify any death beneficiary designated to receive the death benefit provided in Section 10.8 and that such death beneficiary may not be changed without written spousal consent.

10.7 Notice Regarding Qualified Preretirement Survivor Annuity

The Administrator shall provide each Participant with a written explanation of (i) the terms and conditions of the Qualified Preretirement Survivor Annuity, (ii) the Participant’s right to waive the Qualified Preretirement Survivor Annuity and the effect thereof, (iii) the rights of the Participant’s Spouse with respect to the Qualified Preretirement Survivor Annuity, and (iv) the Participant’s right to revoke a waiver and the effect thereof. Such explanation shall be consistent with regulations issued under Code Section 401(a)(11). The Administrator shall provide such notice to a Participant who has an Employee Derived Benefit within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35 or if the Participant separates from service prior to attaining age 35, within the period beginning 12 calendar months before the Participant’s separation from service and ending 12 calendar months after his separation from service.

10.8 Special Death Benefit for Participants with an Employee Derived Benefit

If a Participant who has an Employee Derived Benefit hereunder should die, his death beneficiary may elect to receive a death benefit, payable in a single sum, that is the Actuarially Equivalent present value of the Participant’s Employee Derived Benefit. A Participant’s Employee Derived Benefit shall be determined as of the date of the Participant’s death.

Each Participant who has an Employee Derived Benefit may designate in writing any one or more persons as his death beneficiary to receive payment of the death benefit provided under this Section. Such designation shall be filed with the Administrator and shall be in such form as the Administrator shall require. A Participant at any time and from time to time, whether before or after his retirement or other termination of employment, may change the death beneficiary previously designated by him by filing with the Administrator a new designation in such form as it shall require.

Notwithstanding the foregoing, a married Participant’s designation of a death beneficiary to receive the death benefit provided hereunder shall not be given effect unless either (i) the Participant’s designation meets the requirements of Sections 10.5 and 10.6 or (ii) the Participant has not been married to his Spouse throughout the one-year period ending on his date of death, provided that the Participant’s death did not occur within 12 months of his marriage or the Administrator determines that the Participant’s death was not accidental. Spousal consent shall be required to a Participant’s designation of a death beneficiary hereunder.

If no death beneficiary shall have been designated by a Participant, or if all persons designated by him as death beneficiary shall die before becoming entitled to a death benefit hereunder, then such Participant’s death beneficiary shall be his surviving Spouse or, if none, his surviving children in equal shares or, if none, his estate. A death beneficiary designation under this Section shall be separate from any Beneficiary designation under the provisions of Article IX.

Notwithstanding any other provision of the Plan to the contrary, if the surviving Spouse of a Participant who was covered under the Wiggins Plan receives a death benefit payable under this Section 10.8, such Spouse’s Qualified Preretirement Survivor Annuity payable under this Article 10, shall be reduced by the monthly annuity which is the Actuarial Equivalent value of the Participant’s Employee Derived Benefit.

ARTICLE XI

GENERAL PROVISIONS & LIMITATIONS

REGARDING BENEFITS

11.1 Suspension of Benefits

Except as otherwise provided in Sections 11.2, 11.7, and 11.8, if a Participant continues employment with an Employer or an Affiliated Company after reaching his Normal Retirement Date or a retired or former Employee is reemployed by an Employer or an Affiliated Company, any benefits payable to such Participant or retired or former Employee under the Plan shall be suspended during the period of such employment or reemployment, as applicable, provided that the notice requirements of Department of Labor Regulations Section 2530.203-3(b)(4) are met. If a retired or former Employee whose Annuity Starting Date occurred prior to reemployment again becomes eligible to receive benefits under the Plan, the amount of benefit payable to the Participant shall be reduced to its Actuarial Equivalent to reflect the value of any benefit payments made to the Participant prior to his Normal Retirement Date.

11.2 Exception to Suspension of Benefits Rule

Notwithstanding any other provision of the Plan to the contrary, a Participant who continues in employment with his Employer or any Affiliated Company or who is reemployed by an Employer or an Affiliated Company after reaching his Normal Retirement Date shall be eligible for a retirement benefit for any month in which he is employed for fewer than 40 hours or such other amount of time that does not constitute ERISA Section 203(a)(3)(B) service.

11.3 Non-Alienation of Retirement Rights or Benefits

Except as provided in Code Section 401(a)(l3)(B) (relating to qualified domestic relations orders), Section 1.40l(a)-13(b)(2) of the Treasury Regulations (relating to Federal tax levies), or as otherwise required by law, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have the power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

11.4 Payment of Benefits to Others

If any person to whom a retirement benefit is payable is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the Spouse, parent, brother or sister, or any other individual deemed by the Administrator to be maintaining or responsible for the maintenance of such person. The monthly payment of a retirement benefit to a person for the month in which he dies shall, if not paid to such person prior to his death, be paid to his Spouse, parent, brother, sister, or estate as the Administrator shall determine. Any payment made in accordance with the provisions of this Section shall be a complete discharge of any liability of the Plan with respect to the benefit so paid.

11.5 Payment of Small Benefits; Deemed Cashout

If the Actuarially Equivalent present value of any retirement benefit payable under Section 5.1, 6.1, or 7.2 or any survivor benefit is $5,000 or less, such Actuarially Equivalent present value shall be paid to the Participant, or his Beneficiary, if applicable, in a single sum payment, in lieu of all other benefits under the Plan, as soon as practicable following the date of the Participant’s retirement, death, or other termination of employment and he shall cease to be a Participant under the Plan as of the date of such payment. The foregoing provisions shall only apply to a Participant who is an hourly employee at Boston Gear Florence, or his Beneficiary, if applicable, if the monthly benefit payable to such Participant or Beneficiary, as applicable, is less than $50. In addition, if the monthly benefit payable with respect to a Participant who is an hourly employee at Boston Gear Florence, or his Beneficiary, if applicable, is less than $50, the Participant, or his Beneficiary, as applicable, may elect to receive a single sum payment in lieu of any other benefit under the Plan. If the Actuarially Equivalent present value of such benefit is greater than $5,000, a married Participant’s Spouse must consent to the single sum payment as provided in Section 9.6.

If the nonforfeitable Accrued Benefit of a Participant is zero, such Participant shall be deemed to have received distribution of his entire vested Accrued Benefit under the Plan, in lieu of all other benefits under the Plan, as of the date of his termination of employment with his Employer and all Affiliated Companies and he shall cease to be a Participant under the Plan as of such date.

In the event of a “mandatory distribution” greater than $1,000 made in accordance with the provisions of this Section, if the Participant does not elect to have such distribution paid in a direct rollover to an eligible retirement plan specified by the Participant or to receive the distribution directly, then the Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator. A “mandatory distribution” means any distribution made to a Participant without the Participant’s consent that is made before the Participant attains the later of age 62 or Normal Retirement Date. Distribution to a Participant’s surviving spouse or to an alternate payee under a qualified domestic relations order is not a “mandatory distribution” for purposes of this paragraph.

A former Participant who received a distribution hereunder, other than a deemed distribution, because of his retirement or other termination of employment shall lose the Credited Service with which he was credited at the time of his prior termination of employment or retirement. If such former Participant is reemployed, such prior Credited Service shall not be reinstated unless the former Participant satisfies the requirements of Section 3.5.

A distribution hereunder is deemed to be made because of a Participant’s retirement or termination of employment if it is made before the end of the second Plan Year following the Plan Year in which such retirement or termination occurred.

11.6 Direct Rollovers

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving a single sum payment as provided in Section 11.5, a “qualified distributee” may elect in writing, in accordance with rules prescribed by the Sponsor, to have any portion or all of such payment that is an ‘eligible rollover distribution” paid directly by the Plan to the “eligible retirement plan” designated by the “qualified distributee”; provided, however, that this provision shall not apply if the total distribution is less than $200 and that a “qualified distributee” may not elect this provision with respect to any partial distribution that is less than $500. Any such payment by the Plan to another “eligible retirement plan” shall be a direct rollover. For purposes of this Section, the following terms have the following meanings:

(a)	An “eligible retirement plan” means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a), a qualified trust described in Code Section 401(a) that accepts rollovers, an annuity contract described in Code Section 403(b) that accepts rollovers, and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. An eligible retirement plan for purposes of a direct rollover of Mandatory Employee Contributions includes only an individual retirement account or annuity described in Code Section 408(a) or (b) or a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

(b)	An “eligible rollover distribution” means any distribution of all or any portion of a Participant’s Accrued Benefit or a distribution of all or any portion of a survivor benefit under Article X; provided, however, that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments made not less frequently than annually for the life or life expectancy of the qualified distributee or the joint lives or joint life expectancies of the qualified distributee and the qualified distributee’s designated beneficiary, or for a specified period of ten years or more; and any distribution to the extent such distribution is required under Code Section 401(a)(9).

(c)	A “qualified distributee” means a Participant, his surviving Spouse, or his Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

11.7 Limitations on Commencement

Notwithstanding any other provision of the Plan to the contrary, payment of a Participant’s retirement benefit shall commence not later than the earlier of:

(a)	the 60th day after the end of the Plan Year in which occurs the Participant’s Normal Retirement Date, the tenth anniversary of the date on which he first became a Participant, or the Participant’s retirement or other termination of employment, whichever is latest; or

(b)	his Required Beginning Date.

Distributions required to commence under this Section shall be made in accordance with Code Section 401(a)(9) and regulations issued thereunder. If payment of a Participant’s retirement benefit does not commence until his Required Beginning Date, his Required Beginning Date shall be considered his Annuity Starting Date for all purposes of the Plan.

If the Participant dies after his Annuity Starting Date, but prior to distribution of his entire interest, the remaining portion of such interest shall be distributed to his Beneficiary in a method which is at least as rapid as the method being used at the date of the Participant’s death. If the Participant dies prior to his Annuity Starting Date, the entire interest attributable to the Participant shall be distributed within five years after the date of his death, unless such interest is payable to a designated beneficiary (as defined in Code Section 401(a)(9)) for a period which does not exceed the life or life expectancy of such designated beneficiary, in which event distribution of such interest shall commence no later than the date the Participant would have attained age 70  1/2 if the designated beneficiary is the surviving Spouse of such Participant, or the date which is one year after the date of such Participant’s death if the designated beneficiary is not the surviving Spouse of such Participant.

Subject to the requirements of Code Sections 401(a)(9) and 411(d)(6), no benefit payments shall commence under the Plan until the Participant, or his surviving Spouse, if applicable, makes written application therefor on a form satisfactory to the Administrator. If the amount of a monthly retirement benefit payable to a Participant cannot be determined for any reason (including lack of information as to whether the Participant is still living or his marital status) on the date payment of such benefit is to commence under this Section, payment shall be made retroactively to such date no later than 60 days after the date on which the amount of such monthly retirement benefit can be determined.

11.8 Post Age 70  1/2 Payments

A Participant who is receiving retirement benefits under the Plan while employed by an Employer or an Affiliated Company because his required beginning date occurred under the provisions of Code Section 401(a)(9) as in effect prior to January 1, 1997, shall continue to receive retirement benefits hereunder.

A Participant who is a five percent owner (as defined in Code Section 416(i)) with respect to the Plan Year ending with or within the calendar year in which he attains age 70  1/2 and who continues employment with an Employer or any Affiliated Company shall receive distribution of his retirement benefit beginning as of the April 1 of the calendar year following the calendar year in which he attains age 70  1/2.

11.9 Offset to Accrual After Normal Retirement Date

The amount of benefit accrued by an Employee for each year of Credited Service that he completes after the date retirement income becomes payable to him by reasons other than his retirement or termination of employment shall be reduced (but not below zero) by the Actuarial Equivalent of the retirement benefits paid to the Employee for the period for which he accrues such year of Credited Service.

ARTICLE XII

MAXIMUM RETIREMENT BENEFITS

12.1 Definitions

For purposes of this Article, the following terms have the following meanings.

(a)	An “affiliated employer” means any corporation or business, other than an Employer, which would be aggregated with an Employer for a relevant purpose under Code Section 414 as modified by Code Section 415(h).

(b)	A Participant’s “annual retirement benefit” means the amount of retirement benefit attributable to Employer contributions which is payable to him annually under the Plan. A Participant’s “aggregate annual retirement benefit” includes his “annual retirement benefit” and his annual retirement benefit, if any, under any and all other defined benefit plans (whether or not terminated) maintained by an Employer or any “affiliated employer”.

(c)	The “defined benefit compensation limitation” means 100 percent of a Participant’s average “415 compensation” for his high three years. A Participant’s “415 compensation” for any “limitation year” means his wages, salaries, fees for professional service, and all other amounts received for personal services actually rendered in the course of employment paid to him for the “limitation year”, but excluding (i) contributions made by the Participant’s employer to a plan of deferred compensation to the extent that, before application of the limitations of Code Section 415 to such plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (ii) contributions made by the employer to a simplified employee pension described in Code Section 408(k), (iii) any distributions from a plan of deferred compensation (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the Participant), (iv) amounts received from the exercise of a non-qualified stock option or when restricted stock held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture, (v) amounts received from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option, (vi) any other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant), and (vii) contributions made by the employer (whether or not pursuant to a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are excludable from the gross income of the Participant). A Participant’s compensation includes amounts not includable in a Participant’s taxable income pursuant to Code Section 125, 132(f)(4), 402(e)(3), 402(h), or 403(b).

“415 compensation” includes amounts paid within 2  1/2 months of a Participant’s termination of employment if such amounts (1) would otherwise have been paid to the

Participant in the course of his employment and are regular compensation for services during the Participant’s regular working hours, compensation for services outside the Participant’s regular working hours (such as overtime or shift differential pay), commissions, bonuses, or other similar compensation or (2) are payments for accrued bona fide sick, vacation or other leave, but only if the Participant would have been able to use such leave if his employment had continued.

In no event, however, shall the “415 compensation” of a Participant taken into account under the Plan for any “limitation year” exceed the limit in effect under Code Section 401(a)(17) ($220,000 for “limitation years” beginning in 2006, subject to adjustment annually as provided in Code Sections 401(a)(l7)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for “limitation years” beginning in such calendar year). If the “415 compensation” of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for fewer than 12 months.

(d)	The “defined benefit dollar limitation” means $160,000, as adjusted, effective January 1 of each year, under Code Section 415(d) in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity. A limitation as adjusted under Code Section 415(d) will apply to “limitation years” ending with or within the calendar year for which the adjustment applies.

If a Participant has fewer than 10 years of participation in the Plan, the “defined benefit dollar limitation” shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of participation in the plan and (ii) the denominator of which is 10. In the case of a participant who has fewer than 10 years of service with the employer, the defined benefit compensation limitation shall be multiplied by a fraction, (i) the numerator of which is the number of years (or part thereof) of service with the employer and (ii) the denominator of which is 10.

(e)	“Defined benefit plan” has the meaning given such term in Code Section 415(k).

(f)	The “limitation year” means the Plan Year.

(g)	The “maximum permissible benefit” is the lesser of the “defined benefit dollar limitation” or the “defined benefit compensation limitation” adjusted to its actuarial equivalent using the factors prescribed in the following paragraph if such benefit is to be paid (1) in a manner other than to the Participant for his life only or as a qualified joint and survivor annuity as defined in Code Section 417, (2) prior to the Participant attaining age 62, or (3) after the Participant attains age 65.

(1)	If (1) the Participant’s retirement benefit includes contributions made by the Participant or rollover contributions (as described above) or (2) payment is to be made in a form other than to the Participant for his life only or as a qualified joint and survivor annuity, and such form is not subject to the requirements of Code Section 417(e)(3), the following factors shall be used: (I) the “applicable mortality table” and (II) an interest rate equal to the greater of five percent or the interest rate otherwise used under the Plan for purposes of determining Actuarial Equivalence of optional forms not subject to the requirements of Code Section 417(e)(3).

(2)	If payment is to be made to the Participant in a form that is subject to the requirements of Code Section 417(e)(3), the following factors shall be used: (I) the “applicable mortality table” and (II) an interest rate equal to the greater of the “applicable interest rate” or the interest rate otherwise used under the Plan for purposes of determining Actuarial Equivalence of such optional form. Notwithstanding the foregoing, for Plan Years beginning in 2004 and 2005, 5.5 percent shall be substituted for the “applicable interest rate” in (II) above; provided, however, that for a Participant receiving a distribution after December 31, 2003 and before January 1, 2005, such substitution shall not reduce the benefit payable to the Participant below the amount determined using the “applicable interest rate” in effect as of the last day of the last Plan Year beginning before January 1, 2004.

(3)	If payment is to be made to the Participant beginning before the Participant attains age 62, the following factors shall be used: (I) the “applicable mortality table” and (II) an interest rate equal to the greater of five percent or the interest rate otherwise used under the Plan for purposes of determining Actuarial Equivalence of optional forms not subject to the requirements of Code Section 417(e)(3).

(4)	If payment is to be made to the Participant beginning after the Participant attains age 65, the following factors shall be used: (I) the “applicable mortality table” and (II) an interest rate equal to the lesser of five percent or the interest rate otherwise used under the Plan for purposes of determining Actuarial Equivalence of optional forms not subject to the requirements of Code Section 417(e)(3).

For purposes of this paragraph (g), the following terms have the following meanings:

(5)	The “applicable mortality table” means the table prescribed by the Secretary of the Treasury, which shall be based on the prevailing commissioners’ standard table, described in Code Section 807(d)(5)(A), used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code Section 807(d)(5)). Effective December 31, 2002, the “applicable mortality table” is the table specified in Revenue Ruling 2001-62.

(6)	The “applicable interest rate” means the annual rate of interest on 30-year Treasury securities as in effect for the distribution date, determined as provided in Section 1.1(c) of the Plan.

12.2 Maximum Limitation on Annual Benefits

The “aggregate annual retirement benefit” accrued or payable to a Participant may not at any time within any “limitation year” exceed the “maximum permissible benefit”. For purposes of applying the “defined benefit compensation limitation”, a Participant’s “aggregate annual retirement benefit” shall not include the Participant’s accrued benefit under a multiemployer plan, if any.

12.3 Manner of Reduction

If the Participant’s “aggregate annual retirement benefit” exceeds the limitations specified in this Article, the reduction in the amount of his “annual retirement benefit” shall be equal to the amount by which his “aggregate annual retirement benefit” exceeds the limitations of this Article multiplied by a fraction, the numerator of which is his “aggregate annual retirement benefit” (determined without regard to the limitations of this Article or any corresponding limitation in any other defined benefit plan maintained by an Employer or nay affiliated employer).

ARTICLE XIII

PENSION FUND

13.1 Pension Fund

The Pension Fund is maintained by the Funding Agent for the Plan under a Funding Agreement with the Sponsor. Subject to the provisions of Title IV of ERISA, benefits under the Plan shall be only such as can be provided by the assets of the Pension Fund, and no liability for payment of benefits shall be imposed upon the Employers or any Affiliated Company, or any of their officers, employees, directors, or stockholders.

13.2 Contributions by the Employers

So long as the Plan continues, contributions will be made by the Employers at such times and in such amounts as the Sponsor in its sole discretion shall from time to time determine, based on the advice of the Actuary and consistent with the funding policy for the Plan. Subject to the provisions of Section 13.5, all such contributions shall be delivered to the Funding Agent for deposit in the Pension Fund. Participants shall make no contributions under the Plan.

13.3 Expenses of the Plan

The expenses of administration of the Plan, including the expenses of the Administrator and fees of the Funding Agent and any investment advisor, shall be paid from the Pension Fund, unless the Sponsor or an Employer elects to make payment.

13.4 No Reversion

The Pension Fund shall be for the exclusive benefit of Participants and persons claiming under or through them. All contributions pursuant Section 13.2 hereof shall be based on the facts then understood by the Sponsor, shall be conditioned upon the initial qualification of the Funding Agreement and Plan under Code Sections 401 and 501(a), and, unless otherwise specified by the Sponsor, shall be conditioned upon deductibility of the contributions under Code Section 404 in the year for which such contributions were made. All such contributions shall be irrevocable and such contributions as well as the Pension Fund, or any portion of the principal or income thereof, shall never revert to or inure to the benefit of the Employers or any Affiliated Company except that:

(a)	the residual amounts specified in Article XVI may be returned to the Employers;

(b)	any contributions which are made under a mistake of fact may be returned to the Employers within one year after the contributions were made;

(c)	any contributions made for years during which the Funding Agreement and Plan were not initially qualified under Code Sections 401 and 501(a) may be returned to the Employers within one year after the date of denial of initial qualification, but only if an application for determination was filed within the period of time prescribed under ERISA Section 403(c)(2)(B); and

(d)	any contributions, which are not, in whole or in part, deductible under Code Section 404 for the year for which they were made, may to the extent such contributions were not so deductible, be returned to the Employers within one year after the disallowance of the deduction.

The Sponsor shall determine, in its sole discretion, whether the contributions described above, other than the residual amounts described in paragraph (a), shall be returned to an Employer. If any such contributions are to be returned, the Sponsor shall so direct the Funding Agent, in writing, no later than ten days prior to the last day upon which they may be returned.

13.5 Forfeitures Not to Increase Benefits

Any forfeitures arising from the termination of employment or death of an Employee, or for any other reason, shall be used to reduce Employer contributions to the Pension Fund, and shall not be applied to increase the benefits any Participant otherwise would receive under the Plan at any time prior to the termination of the Plan.

13.6 Change of Funding Medium

The Sponsor shall have the right to change at any time the means through which benefits under the Plan shall be provided. No such change shall constitute a termination of the Plan or result in the diversion to the Employers of any funds previously contributed in accordance with the Plan.

ARTICLE XIV

ADMINISTRATION

14.1 Authority of the Sponsor

The Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall have all the powers and authority expressly conferred upon it herein and further shall have the sole discretionary right, authority, and power to interpret and construe the Plan, and to determine any disputes arising thereunder, subject to the provisions of Section 14.3. In exercising such powers and authority, the Sponsor at all times shall exercise good faith, apply standards of uniform application, and refrain from arbitrary action. The Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. The Sponsor shall be a “named fiduciary” as that term is defined in ERISA Section 402(a)(2). The Sponsor may:

(a)	allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in ERISA Section 405(c)(3)) among named fiduciaries; and

(b)	designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Sponsor of, or designation by the Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Sponsor.

14.2 Action of the Sponsor

Any act authorized, permitted, or required to be taken by the Sponsor under the Plan, which has not been delegated in accordance with Section 14.1, may be taken by a majority of the members of the board of directors of the Sponsor, either by vote at a meeting, or in writing without a meeting or by the employee or employees of the Sponsor designated by the board of directors to carry out such acts on behalf of the Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Sponsor under the Plan shall be in writing and signed by either (i) a majority of the members of the board of directors of the Sponsor, or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the employee or employees of the Sponsor who have the authority to act on behalf of the Sponsor.

14.3 Claims Review Procedure

Except to the extent that the provisions of any applicable collective bargaining agreement provide another method of resolving claims for benefits under the Plan, the provisions of this Section shall control with respect to the resolution of such claims.

Whenever the Administrator decides for whatever reason to deny, whether in whole or in part, a claim for benefits filed by any person (hereinafter referred to as the “claimant”), the Administrator shall transmit to the claimant a written notice of its decision, which notice shall be written in a manner calculated to be understood by the claimant and shall contain a statement of (i) the specific reasons for the denial of the claim, (ii) specific reference to pertinent Plan provisions on which the denial is based, and (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such information is necessary. The notice shall also include a statement advising the claimant that, within 60 days of the date on which he receives such notice, he may obtain review of the decision of the Administrator in accordance with the procedures hereinafter set forth.

The Administrator shall provide such notice to the Participant within 90 days of the date his claim for benefits was filed with the Administrator (or, if special circumstances require an extension, within 180 days of that date; provided that the delay and the reasons for the delay are communicated to the claimant within the initial 90-day period).

Within the 60-day period beginning on the date the claimant receives notice regarding disposition of his claim, the claimant or his authorized representative may request that the claim denial be reviewed by filing with the Administrator a written request therefore, which request shall contain the following information:

(a)	the date on which the claimant’s request was filed with the Administrator provided that the date on which the claimant’s request for review was in fact filed with the Administrator all control in the event that the date of the actual filing is later than the date stated by the claimant pursuant to this paragraph;

(b)	the specific portions of the denial of his claim which the claimant requests the Administrator to review;

(c)	a statement by the claimant setting forth the basis upon which he believes the Administrator should reverse its previous denial of his claim for benefits and accept his claim as made; and

(d)	any written material (offered as exhibits) which the claimant desires the Administrator to examine in its consideration of his position as stated pursuant to paragraph (c) of this Section.

Within 60 days of the date determined pursuant to paragraph (a) of this Section (or, if special circumstances require an extension, within 120 days of that date; provided that the delay and the reasons for the delay are communicated to the claimant within the initial 60-day period), the Administrator shall conduct a full and fair review of its decision denying the claimant’s claim for benefits and shall render its written decision on review to the claimant. The Administrator’s decision on review shall be written in a manner calculated to be understood by the claimant and shall specify the reasons and Plan provisions upon which the Administrator’s decision was based.

14.4 Qualified Domestic Relations Orders

The Administrator shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Code Section 414(p) and regulations issued thereunder.

14.5 Indemnification

In addition to whatever rights of indemnification the members of the board of directors of the Sponsor or any employee or employees to whom any power, authority, or responsibility is delegated pursuant to Section 14.2, may be entitled under the articles of incorporation, regulations, or bylaws of the Sponsor, under any provision of law, or under any other agreement, the Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys’ fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Sponsor), in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan and the Funding Agreement, or reasonably believed by such person or persons to be provided thereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person’s or persons’ gross negligence or willful misconduct.

14.6 Actions Binding

Subject to the provisions of Section 14.3, any action taken by the Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Funding Agent, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Funding Agent

ARTICLE XV

ADOPTION BY OTHER ENTITIES

15.1 Adoption by Affiliated Companies

An Affiliated Company that is not an Employer may, with the consent of the Sponsor, adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed in accordance with the requirements of its organizational authority. Any such instrument shall specify the effective date of the adoption. Unless otherwise specified in the adoption instrument, for purposes of computing the Service and Average Annual Earnings of an Employee who is in the employ of the Employer on the effective date of the adoption, employment with and compensation from the Employer before the effective date of the adoption shall be treated as employment with and Earnings from an Employer. Unless otherwise specifically provided in the adoption instrument, for purposes of computing the Credited Service of an Employee, only employment with the Employer for periods on or after the effective date of the adoption shall be treated as employment with an Employer. Any Employer shall undertake to contribute its appropriate share, as determined by the Sponsor, of any contributions made to the Funding Agent hereunder. Notwithstanding the foregoing, however, any adoption of the Plan by an Employer shall be subject to the receipt of a determination from the Internal Revenue Service to the effect that with respect to such Employer the Plan meets the requirements for qualification under Code Section 401(a), and, should an adverse determination be issued by the Internal Revenue Service, the adoption of the Plan by said Employer shall be null and void and of no effect whatsoever.

15.2 Effective Plan Provisions

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

ARTICLE XVI

AMENDMENT & TERMINATION OF PLAN

16.1 Sponsor’s Right of Amendment

The Sponsor reserves the right at any time and from time to time, by means of a written instrument executed in the name of the Sponsor by its duly authorized representatives, to amend or modify the Plan and, to the extent provided therein, to amend or modify the Funding Agreement. No pension or other benefit granted prior to the time of any amendment or modification of the Plan shall be reduced, suspended, or discontinued as a result thereof, except to the extent necessary to enable the Plan to meet the requirements for qualification under the Code or the requirements of any governmental authority. Moreover, no such action shall operate to recapture for the Employers any contributions made to the Pension Fund, except as provided in Section 13.4 or Section 16.7.

16.2 Termination of the Plan

The Sponsor reserves the right, by means of a written instrument executed in the name of the Sponsor by its duly authorized representatives, at any time to terminate the Plan. In the event of termination, no further benefits shall accrue, no further contributions shall be made, except as may be required under Title IV of ERISA or Code Section 412, and all assets remaining in the Pension Fund, after provision has been made for payment of the expenses of administration and liquidation in connection with the termination, shall be allocated by the Funding Agent upon the advice of the Actuary, among the Participants and Beneficiaries of the Plan, in the following manner and order of precedence:

(a)	First to that portion of a Participant’s or Beneficiary’s Accrued Benefit that is derived from the Participant’s Mandatory Employee Contributions.

(b)	In the case of benefits payable as an annuity,

(1)	in the case of the benefit of a Participant or Beneficiary which was in pay status as of the beginning of the three-year period ending on the termination date of the Plan, to each such benefit, based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least; and

(2)	in the case of a Participant’s or Beneficiary’s benefit (other than a benefit described in subparagraph (1) of this paragraph) which would have been in pay status as of the beginning of such three-year period if the Participant had retired prior to the beginning of such three-year period and if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such period, to each such benefit based on the provisions of the Plan (as in effect during the five-year period ending on such date) under which such benefit would be the least.

For purposes of subparagraph (1) of this paragraph, the lowest benefit in pay status during a three-year period shall be considered the three-year benefit in pay status for such period.

(c)	Next,

(1)	to all other benefits, if any, of individuals under the Plan guaranteed under Title IV of ERISA (determined without regard to ERISA Section 4022(b)(5)); and

(2)	to the additional benefits, if any, which would be determined under subparagraph (1) of this paragraph if ERISA Section 4022(b)(6) did not apply.

For purposes of this paragraph, ERISA Section 4021 shall be applied without regard to subsection (c) thereof.

(d)	Next, to all nonforfeitable benefits under the Plan.

(e)	Last, to all other benefits under the Plan.

Notwithstanding any other provision of the Plan to the contrary, other than Sections 16.3 through 16.8, the amount allocated to any Participant under this Section 16.2 shall be fully vested and nonforfeitable. The Sponsor shall furnish all information reasonably required for the purposes of making such allocations. The Funding Agent shall implement the allocations determined under this Section among the persons for whose benefit such allocations are made through distribution of the assets of the Pension Fund, through application of the amounts allocated to the purchase from an insurance company of immediate or deferred annuities, or through creation of one or more new funds for the purpose of distributing the assets of the Pension Fund (to the extent so allocated), or by a combination of the foregoing.

16.3 Adjustment of Allocation

The amount allocated under any paragraph of Section 16.2 with respect to any benefit shall be properly adjusted for any allocations of assets with respect to that benefit under a prior paragraph of Section 16.2.

16.4 Assets Insufficient for Allocation

If the assets available for allocation under any paragraph of Section 16.2 (other than paragraphs (d) and (e)) are insufficient to satisfy in full the benefits of all individuals which are described in that paragraph, the assets shall be allocated pro rata among such individuals on the basis of the present value (as of the date of termination of the Plan) of their respective benefits described in that paragraph.

16.5 Assets Insufficient for Allocation Under Paragraph (d) of Section 16.2

This Section applies if the assets available for allocation under paragraph (d) of Section 16.2 are not sufficient to satisfy in full the benefits of individuals described in such paragraph.

(a)	If this Section applies, except as provided in paragraph (b), the assets shall be allocated to the benefits of individuals described in paragraph (d) of Section 16.2 on the basis of the benefits of individuals which would have been described in such paragraph under the Plan as in effect at the beginning of the five-year period ending on the date of termination of the Plan.

(b)	If the assets available for allocation under paragraph (a) of this Section are sufficient to satisfy in full the benefits described in such paragraph (without regard to this paragraph (b)), then for purposes of paragraph (a), benefits of individuals described in such paragraph shall be determined on the basis of the Plan as amended by the most recent Plan amendment effective during such five-year period under which the assets available for allocation are sufficient to satisfy in full the benefits of individuals described in paragraph (a), and any assets remaining to be allocated under such paragraph (a) on the basis of the Plan as amended by the next succeeding Plan amendment effective during such period.

16.6 Allocations Resulting in Discrimination

If the Secretary of the Treasury determines that the allocation made pursuant to this Article (without regard to this Section) results in discrimination prohibited by Code Section 401(a)(4), then the assets allocated under paragraphs (c)(2), (d), and (e) of Section 16.2 shall be reallocated to the extent necessary to prevent the disqualification of the Plan (or any trust or annuity contract under the Plan) under Code Section 401(a).

16.7 Residual Assets

Subject to the provisions of Section 16.10 and of any applicable collective bargaining agreement, any residual assets of the Plan shall be distributable to the Employers if:

(a)	all liabilities of the Plan to Participants and their beneficiaries have been satisfied; and

(b)	the distribution does not contravene any provision of law.

16.8 Meanings of Terms

The terms used in Sections 16.2 through 16.7 shall have, where required, the same meaning as the same terms have as used in ERISA Section 4044; provided, however, that any term specifically defined in the Plan shall retain its meaning as defined thereunder.

16.9 Payments by the Funding Agent

The Funding Agent shall make the payments specified in a written direction of the Sponsor in accordance with the provisions of Section 16.2 until the same shall be superseded by a further written direction. The obligation of the Funding Agent to make any payment hereunder in all events shall be limited to the amount of the Pension Fund at the time any such payment shall become due.

16.10 Residual Assets Distributable to the Employers

Upon written notice from the Sponsor that any residual assets of the Plan are distributable to the Employers in accordance with the provisions of Section 16.7, then the Funding Agent shall pay over such residual assets, or an amount equal to the fair market value of that portion of such residual assets which are not so paid, to the Employers; provided, however, that, under no circumstances or conditions other than as set forth in this Section 16.10 and in Section 13.4, shall any contribution of the Employers, or any portion of the proceeds or avails thereof, ever revert, be paid, or inure to the benefit, directly or indirectly, of the Employers or any Affiliated Company; nor shall any portion of the principal or the income from the Pension Fund ever be used for or diverted to any purpose other than for the exclusive benefit of Participants and persons claiming under or through them pursuant to the Plan.

16.11 Withdrawal of an Employer

Each Employer shall have the right to withdraw from the Plan by action in accordance with its organizational authority, and by filing with the Sponsor written notice thereof, in which event the Employer shall cease to be an Employer for purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event it completely discontinues contributions to the Plan or it ceases to be an Affiliated Company.

If such withdrawal is for the purpose of establishing or merging with a separate plan which meets the requirements for qualification under applicable provisions of the Code, the portion of the assets of the Pension Fund which is applicable to the withdrawing Employer, as determined by the Sponsor upon the advice of the Actuary, on a fair and equitable basis, taking into account the contributions made by the Employer, benefit payments made with respect to its Employees and retired and former Employees, and other relevant factors, shall be transferred to and become a part of the trust fund or other financing medium maintained in connection with the separate plan, subject to the limitations on merger, consolidation, or transfers of Plan assets set forth in Section 17.5.

ARTICLE XVII

MISCELLANEOUS

17.1 No Commitment as to Employment

Nothing contained herein shall be construed as a commitment or agreement on the part of any person to continue his employment with his Employer, or as a commitment on the part of his Employer to continue the employment, compensation, or benefits of any person for any period, and all employees of an Employer shall remain subject to discharge, layoff, or disciplinary action to the same extent as if the Plan had never been put into effect.

17.2 Claims of Other Persons

Nothing in the Plan or Funding Agreement shall be construed as giving any Participant or any other person, firm, or corporation, any legal or equitable right as against the Employers, their officers, employees, or directors, or as against the Funding Agent, except such rights as are specifically provided for in the Plan or Funding Agreement or hereafter created in accordance with the terms and provisions of the Plan.

17.3 Governing Law

Except as provided under Federal law, the provisions of the Plan shall be governed by and construed in accordance with the laws of the State of New Jersey.

17.4 Nonforfeitability of Benefits Upon Termination or Partial Termination

Notwithstanding any other provision of the Plan, in the event of the termination or a partial termination of the Plan, including the complete discontinuation of contributions to the Plan, the rights of all Employees who axe affected by such termination to benefits accrued to the date of such termination, to the extent funded as of such date, shall be nonforfeitable.

17.5 Merger, Consolidation, or Transfer of Plan Assets

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

If another qualified plan merges or consolidates with the Plan, notwithstanding any other provision of the Plan to the contrary, the forms of payment and other provisions that were available with respect to benefits accrued immediately prior to the transfer or merger under such other qualified plan and that may not be eliminated under Code Section 411(d)(6) shall continue to be available under the Plan with respect to the benefit that the Participant would have received immediately prior to such merger, consolidation or transfer of assets or liabilities.

17.6 Funding Agreement

The Funding Agreement and the Pension Fund maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Funding Agreement are hereby incorporated by reference into the Plan.

17.7 Benefit Offsets for Overpayments

If a Participant or Beneficiary receives benefits hereunder for any period in excess of the amount of benefits to which he was entitled under the terms of the Plan as in effect for such period, such overpayment shall be offset against current or future benefit payments, as applicable, until such time as the overpayment is entirely recouped by the Plan.

17.8 Internal Revenue Requirements

Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of U.S. Treasury Regulations, the benefit payable under the Plan shall be subject to the following limitations:

(a)	If the Plan is terminated, the benefit of any Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

(b)	The annual payments in any one year to any of the 25 Highly Compensated Employees with the greatest compensation (hereinafter referred to as a “restricted employee”) in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the restricted employee under (1) a straight life annuity that is the Actuarial Equivalent of the restricted employee’s Accrued Benefit and other benefits to which the restricted employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the restricted employee is entitled to receive under a Social Security supplement. For purposes of this paragraph, “benefit” includes, among other benefits, loans in excess of the amounts set forth in Code Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the restricted employee’s life. The foregoing provisions of this paragraph shall not apply, however, if:

(1)	After payment to a restricted employee of all benefits payable to the restricted employee under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of “current liabilities” as defined in Code Section 412(1)(7), (each value being determined as of the same date in accordance with applicable Treasury regulations);

(2)	The value of the benefits payable under the Plan to or for a restricted employee is less than one percent of the value of current liabilities before distribution; or

(3)	The value of benefits payable under the Plan to or for a restricted employee does not exceed the amount described in Code Section 41l(a)(1l)(A).

17.9 Overall Permitted Disparity Limits

If an Employer or an Affiliated Company maintains another qualified plan, in no event shall the “overall permitted disparity limits” of Internal Revenue Service regulations Section 1.401(1)-5 be exceeded. The “annual” overall disparity limit of Section 1.401(1)-5(b) shall not be exceeded if the “total annual disparity fraction” determined as of the end of the Plan Year for each Participant who accrues a benefit under the Plan for the Plan Year does not exceed one. An Employee’s “total annual disparity fraction” is the sum of the Employee’s annual disparity fractions under all qualified plans maintained by an Employer or an Affiliated Company as determined under Internal Revenue Service regulations Sections 1.401(1)-5(b)(3) through 1.401(1)-5(b)(8) for the plan year ending in the current Plan Year.

The “cumulative” permitted disparity limit of Internal Revenue Service regulations Section 1.401(1)-5(c) shall not be exceeded if a Participant’s “cumulative disparity fraction” does not exceed 35. A Participant’s “cumulative disparity fraction” is the sum of the Participant’s “total annual disparity fractions” attributable to the Participant’s total years of service under all plans maintained by an Employer or an Affiliated Company.

17.10 Veterans Reemployment Rights

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u).

ARTICLE XVIII

TOP-HEAVY PROVISIONS

18.1 Top-Heavy Plan Definitions

For purposes of this Article, the following terms have the following meanings.

(a)	The “compensation” of an Employee means his “415 compensation” as defined in Section 12.l(c).

(b)	The “determination date” with respect to any Plan Year means the last day of the immediately preceding Plan Year.

(c)	A “key employee” means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of an Employer or an Affiliated Company having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(l) for Plan Years beginning after December 31, 2002), a five-percent owner of an Employer or an Affiliated Company, or a one-percent owner of an Employer or an Affiliated Company having annual compensation of more than $150,000. The determination of who is a key employee will be made in accordance with Code Section 416(i)(l) and the applicable regulations and other guidance of general applicability issued thereunder.

(d)	A “non-key employee” means any Employee who is not a key employee.

(e)	A “permissive aggregation group” means those plans included in an Employer’s required aggregation group together with any other plan or plans of the Employer or an Affiliated Company so long as the entire group of plans would continue to meet the requirements of Code Sections 401(a)(4) and 410.

(f)	A “required aggregation group” means the group of tax-qualified plans maintained by an Employer or an Affiliated Company consisting of each plan in which a key employee participates and each other plan which enables a plan in which a key employee participates to meet the requirements of Code Section 401(a)(4) or Code Section 410, including any plan that terminated within the five-year period ending on the relevant determination date.

(g)	A “super top-heavy group” with respect to a particular Plan Year means a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (j) of this Section with “90 percent” substituted for “60 percent” each place where “60 percent” appears in the definition.

(h)	A “super top-heavy plan” with respect to a particular Plan Year means a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (k) of this Section with “90 percent” substituted for “60 percent” each place where “60 percent” appears in such definition. A plan is also a super top-heavy plan if it is part of a super top-heavy group.

(i)	The “testing period” means the period of consecutive years of service, not in excess of five, during which an Employee has the greatest aggregate compensation from his Employer, excluding, however, any year which ends in a Plan Year beginning prior to January 1, 1984, as well as any Plan Year which begins after the close of the last Plan Year in which the Plan was a top-heavy plan.

(j)	A “top-heavy group” with respect to a particular Plan Year means a required or permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

(k)

A “top-heavy plan” with respect to a particular Plan Year means (i) in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits under the plan (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) for key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of the cumulative accrued benefits to be determined under the accrual method uniformly used under all plans maintained by his Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Code Section 411(b)(l)(c), (ii) in the case of a defined contribution plan, a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants covered under the plan, with the accounts valued as of the most recent valuation date coinciding with or preceding the determination date, and (iii) any plan included in a required aggregation group that is a top-heavy group. The present values of accrued benefits and the amounts of an account balance as of a determination date shall be increased by the distributions made under the Plan, any plan aggregated with the Plan under Code Section 416(g)(2)(A)(i), and any terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i), during the one-year period ending on the determination date (or the five-year period ending on the determination date in the case of a distribution made for a reason other than separation from service, death, or disability). For purposes of this paragraph, the accounts and accrued benefits of any employee who has not performed services for an Employer or an Affiliated Company during the one-year period ending on the determination date shall be disregarded. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group which is not a top-heavy group, such plan shall not be a top-heavy plan. For purposes of this Article, the present value of the cumulative accrued benefits under the Plan shall be determined as of the date Plan costs for minimum funding purposes are computed, and shall be calculated using the actuarial assumptions otherwise employed under the Plan for actuarial valuations, except that the same actuarial assumptions shall be used for all plans within a required or permissive aggregation group.

18.2 Applicability of Top-Heavy Plan Provisions

Notwithstanding any other provision of the Plan to the contrary, if the Plan is deemed to be a top-heavy plan for any Plan Year, the provisions contained in this Article with respect to vesting and benefit accrual shall be applicable with respect to such Plan Year. If the Plan is determined to be a top-heavy plan and upon a subsequent determination date is determined no longer to be a top-heavy plan, the benefit accrual provisions specified elsewhere in the Plan shall again become applicable as of such subsequent determination date; provided, however, that the vesting provisions contained in this Article shall continue to apply to the Plan for all Plan Years occurring after the top-heavy Plan Year.

18.3 Top-Heavy Vesting

If the Plan is determined to be a top-heavy plan, an Employee’s nonforfeitable right to a percentage of the accrued portion of his monthly normal retirement benefit shall be determined no less rapidly than in accordance with the following vesting schedule.

Years of Service	Vested Interest
less than 2	0%
2, but less than 3	20%
3, but less than 4	40%
4, but less than 5	60%
5, but less than 6	80%
6 or more	100%

18.4 Minimum Top-Heavy Benefit

If the Plan is determined to be a top-heavy plan, the annual normal retirement benefit of an Employee who is a non-key employee and who is eligible therefor, payable in the form of a single life annuity beginning at his Normal Retirement Date, shall not be less than such Employee’s average compensation for years in the testing period multiplied by the lesser of:

(a)	Two percent multiplied by his years of Service; or

(b)	20 percent.

For purposes of this Article, “years of Service” shall only include years of Service completed after December 31, 1983, but shall not include any such year of Service with an Employer if the Plan was not a top-heavy plan with respect to the Plan Year ending within such year of Service and shall not include years of Service with an Employer or an Affiliated Company to the extent that such Service occurs during a Plan Year when the Plan benefits (within the meaning of Code Section 410(b)) no key employee or former key employee. Any minimum benefit required by this Section 18.4 shall be made without regard to the number of Hours of Service credited to an Employee for a Plan Year and without regard to any Social Security contribution made by his Employer on behalf of the Employee and without regard to whether the non-key employee was employed on a specific date. In the event the Plan is part of a required aggregation group in which another top-heavy plan is included, non-key employees who are also covered under such other top-heavy plan shall not receive minimum top-heavy benefits under both top-heavy plans. Such non-key employees shall receive the minimum top-heavy benefit provided under the Plan in lieu of the minimum top-heavy benefit or allocation provided under such other top-heavy plan.

18.5 Exclusion of Collectively-Bargained Employees

Notwithstanding any other provision of this Article, employees who are included in a unit covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers shall not be included in determining whether or not the Plan is a top-heavy plan. In addition, such employees shall not be entitled to a minimum benefit under Section 18.4 or accelerated vesting under Section 18.3, unless otherwise provided in the collective bargaining agreement.

*        *        *

EXECUTED AT Richmond, VA, this 5th day of January, 2007.

IMO INDUSTRIES INC.

By:
Title:	SVP, Human Resources

IMPORTANT NOTE

Connecticut General Life Insurance Company, its contractors, and any employees of Connecticut General Life Insurance Company or its contractors cannot provide you with legal advice in connection with the execution of this document. Prior to execution of this document, you should consult your attorney on whether this document is appropriate for you.

ADJUSTMENT FACTORS ADDENDUM

Re:	Adjustment Factors

Age at Annuity Starting Date and Percentage Reduction

Age	Percent
65	100.00
64	92.30
63	84.60
62	76.39
61	73.10
60	69.20
59	65.40
58	61.50
57	57.70
56	52.90
55	48.60

For ages other than whole years, the Adjustment Factors shall be interpolated.

ADDENDUM

SPECIAL PROVISIONS

A.	Application: The provisions of this Addendum will apply only to those Participants under the Plan who were employed by a Company as of the applicable Closing Date specified below and were employed by a Successor Company on the day immediately after the Closing Date and who satisfied any other conditions specified below.

Company and Successor Company Name	Closing Date
For the Enterprise Engine Division of Imo Delaval, Inc., “Company” is Imo Industries Inc. before November 18, 1988 and “Successor Company” is Cooper Industries, Inc. after November 17, 1988.	November 18, 1988

B.	Crediting of Service After Closing Date: In the case of a Participant described in Section A, any service with a Successor Company after the Closing Date will be credited in the same manner as determined for any Employee in accordance with this Plan for the following purposes:

(1)	Credited Service will be credited for all purposes other than Benefit Service.

(2)	Hours of Service will be credited in the same manner as if the Successor Company was a Company.

(3)	Vesting Service will be credited using Credited Service determined in accordance with Section A above. Such Vesting Service will be subject to the Break in Service rules described in Section 1.1(k).

(4)	Eligibility and benefit determination for Early Retirement under Article VI.

(5)	Qualification for the Surviving Spouse Benefit described in Article X.

C.	Accrued Benefit for Participants Described in Section A: The Accrued Benefit for each Participant described in Section A who is not subsequently reemployed as an Active Employee by a Company will be determined as described below:

(1)	Such Participant’s Average Annual Earnings will be determined as of the Closing Date.

(2)	Such Participant will not accrue any Benefit Service after the Closing Date; and

(3)	For the purpose of determining the Social Security amount of such Participant who elects an Early Retirement Date in accordance with Article VI subsequent to the Closing Date, the Participant will be deemed to receive constant wages during the period from the Closing Date to his Early Retirement Date, and no wages thereafter. In the case of such a Participant who is not eligible for Early Retirement as of his termination of employment with the Successor Company subsequent to the Closing Date, the Participant will be deemed to receive constant wages during the period form the Closing Date to his Normal Retirement Date. For purposes of this paragraph, constant wages will mean wages at the same rate as his Earnings in effect on the plan anniversary coinciding with, or immediately preceding the Closing Date.

In the event such a Participant is reemployed by a Company after the Closing Date, his Accrued Benefit will be determined in accordance with Article VII or XI, whichever is applicable.

D.	Commencement of Benefits for Participants Described in Section A: A Participant described in Section A who is in the employ of a Successor Company after the Closing Date may not in any event, commence benefits prior to the date such Participant severs employment with the Successor Company.

E.	Suspension of Benefits: In the event that a Participant described in Section A remains in the employment of a Successor Company after his Normal Retirement Date, or retires in accordance with the provisions of this Plan and commences receiving benefits, and who is subsequently reemployed by either a Successor Company or an Employer, Article XI will apply to such Participant.

F.	Special Vesting for Certain Employees of Imo Industries Inc: Notwithstanding any other provision of the Plan to the contrary, a Participant described in Section A will have a 100% vested interest in his Accrued Benefit as of the Closing Date.

G.

Special Early Retirement benefit for Certain Employees of Imo Industries Inc: A Participant described in Section A who has attained age 50 as of the Closing Date and who becomes eligible for Early Retirement under Article VI within five years of the Closing Date while still employed by the Successor Company, will receive upon actual Early Retirement and early commencement under Article VI an additional retirement benefit equal to the difference between the amount actually paid by the Transamerica Plan and the amount which would have been paid by the Transamerica Plan if service with the Successor Company had been recognized by the Transamerica Plan as service under the Transamerica Plan for purposes of determining eligibility for subsidized Early Retirement Benefits.

H.	Definitions and Construction: The following definitions apply to terms used in the provisions of the Addendum. The Plan contains other provisions and definitions which affect the operation of the special provisions or this Addendum. Whenever necessary or appropriate, these other provisions and definitions and the special provisions and definitions of this Addendum must be construed together to effectuate the intent of the Plan.

(1)	Closing Date is the applicable Closing Date determined in accordance with Section A.

(2)	Successor Company is any company designated as a Successor Company in Section A or any of its affiliates. Successor Company, in the case of Participants described in the second sentence of the first paragraph of Section A means the Successor Company with respect to the Company which employed the Participant immediately before his termination date.

ADDENDUM I

Fincor Hourly (036/046)—merged into the Plan December 31, 1996 Benefits frozen January 31, 1999

A.1 Plan Eligibility

An hourly employee at Fincor becomes an Active Participant upon his date of hire.

A.2 Service Definitions

(a)	Credited Service

Prior to January 1, 1976 based on prior plan.

On and after January 1, 1976, for any Plan Year in which an Employee is credited with 1800 Hours or more, he will earn one year of Credited Service. For Plan Years in which an Employee is credited with fewer than 1800 hours, he will earn a partial year of Credited Service equal to the ratio of his actual Hours of Service for the Plan Year to 1800 hours rounded to the nearest  1/10th. Any Participant who has been excluded from participation, due to commencing employment after age 60 and who shall complete one Hour of Service on or after January 1, 1988, shall receive Credited Service only from the date upon which he becomes a Participant in this Plan.

(b)	Service—prior to January 1, 1976, a year of Service is earned for each Plan Year in which an employee earned 55 percent of a year of Credited Service.

Service after January 1, 1976, a year of Service is earned for each Plan Year in which an Employee is credited with 1000 Hours of Service or more. For Plan Years in which an Employee is credited with fewer than 1000 hours of Service, he shall earn a partial year of Service equal to  1/12th of a year for each 80 Hours of Service credited to the Employee for the Plan Year, rounded to the nearest  1/12th.

A.3 Vesting Schedule

Five years of Service equals 100 percent vesting. Participants will be 100 percent vested as of Normal Retirement Date.

A.4 Retirement Ages

(a)	Normal Retirement Date

Age 65 or, if the Participant was first employed after age 60, the fifth anniversary of his participation in the Plan.

(b)	Early Retirement

First day of the month following age 60 with at least 15 years of Service.

(c)	Disability Retirement

At least 10 years of Service and the Participant becomes disabled while employed at Fincor.

(d)	Deferred Vested Retirement

Meet vesting requirements upon termination.

(e)	Late Retirement

Retirement after Normal Retirement Date.

A.5 Benefit Formula

(a)	Normal Retirement

The monthly normal retirement benefit equals the fixed monthly dollar amount below based on the Participant’s date of retirement, multiplied by the Participant’s years of Credited Service up to a maximum of 30 years.

Retirement Date	Fixed Dollar Amount
On or after May 1,1986	$12
On or after May 1,1984, but before May 1, 1986	$11
On or before April 30, 1984	$10

(b)	Early Retirement

The monthly early retirement benefit equals the monthly normal retirement benefit reduced 0.5 percent for each month that the Participant’s Annuity Starting Date precedes his Normal Retirement Date.

(c)	Disability Retirement

The monthly disability retirement benefit equals the monthly normal retirement benefit based on an eligible Participant’s years of Credited Service on the date he became disabled.

(d)	Deferred Vested Retirement

Accrued benefit calculated upon termination date. If benefit payments begin before Normal Retirement Date, the amount of the Participant’s benefit will be reduced in the same way as provided for early retirees.

(e)	Late Retirement

Benefit based on service to late retirement date.

Credited Service is maximized at 30 years.

A.6 Forms of Annuity

(a)	Normal Form

(1)	Five year certain and life annuity for unmarried Participants.

(2)	50 percent Qualified Joint and Survivor Annuity for married Participants. Actuarially Equivalent to normal form described in A.6(a)(l) above.

(b)	Optional Forms—Actuarially Equivalent to normal form described in A.6(a)(l) above.

(1)	50 percent joint and survivor annuity.

(2)	100 percent joint and survivor annuity.

(3)	Designated percent joint and survivor with a five-year certain.

A.7 Qualified Preretirement Survivor Annuity

Equal to the survivor benefit payable under the 50 percent Qualified Joint and Survivor Annuity form of payment if the Participant had survived to the date payment begins to his surviving Spouse, commenced benefits on that date, and died the day after benefits commenced. If the Participant elected the optional 100 percent joint and survivor annuity with his Spouse as Beneficiary thereunder within the period described in Section 9.5, his surviving Spouse will receive the survivor benefit payable under such annuity form. If the Participant was eligible to retire upon death or was disabled, the death benefit is payable to the joint annuitant immediately, otherwise it is payable the first day of the month following the vested Participant’s earliest retirement date.

A.8 Actuarial Basis

(a)	Forms of Annuity

UP84 Mortality Table, 5.5 percent interest.

ADDENDUM II

Warren Pump Salaried (036/056)

Benefits frozen January 31, 1999

A.1 Plan Eligibility

A non-union, salaried employee becomes an Active Participant on the first day of the month coinciding with or following his date of hire.

A.2 Service Definitions

(a)	Credited Service

Prior to January 1, 1976, based on prior plan provisions. On or after January 1, 1976, Credited Service is calculated based on elapsed time from date of hire, where  1/12th of a year is earned for each month worked.

(b)	Service

Service is calculated based on elapsed time from date of hire measured in full years. Service includes:

(1)	time that an Employee was not employed if he returns to work within 12 months.

(2)	time that an Employee was on a company approved leave of absence provided he returns to work upon the expiration of the leave.

(3)	time an Employee was on a military leave provided he returns to work within the time limits his reemployment rights are guaranteed by law.

(4)	time an Employee was on a company approved leave of absence and was receiving workers compensation benefits for up to five years, or if earlier, the date workers compensation benefits stopped if the Employee received payments for more than one year.

A.3 Vesting Schedule

The earlier of five years of Service upon termination or age 65 equals 100 percent vesting.

A.4 Retirement Ages

(a)	Normal Retirement Date

Age 65.

(b)	Early Retirement

Age 55 and five years of Service.

(c)	Disability Retirement

Totally and permanently disabled while actively at work with the company after the Employee has completed at least ten years of Service.

(d)	Deferred Vested Retirement

Meet vesting requirements upon termination.

(e)	Late Retirement

Retirement after Normal Retirement Date.

A.5 Benefit Formula

(a)	Normal Retirement

The sum of (l) plus (2), but not less than (3):

(1)	1.59 percent of the first $1,450 of Average Monthly Compensation PLUS two percent of Average Monthly Compensation in excess of $1,450 TIMES years of Credited Service prior to January 1, 1992.

Average Monthly Compensation is defined as the lesser of the average of the Participant’s monthly compensation for the last five consecutive plan years prior to January 1, 1992 OR the Monthly Compensation calculated as of January 1, 1992.

(2)	1.59 percent of the first $1,450 of Monthly Compensation PLUS two percent of Monthly Compensation in excess of $1,450 TIMES each year of Credited Service on or after January 1, 1992.

Monthly Compensation is defined as the amount of the Participant’s monthly base compensation (exclusive of payments for shift premiums and all compensation for overtime work or other compensation in excess of the Participant’s regular salary rate) as of each January 1.

(3)	$12.00 per month times all years of Credited Service.

(b)	Early Retirement

If age in years and whole calendar months and total Service is at least 75, and the Participant has at least 20 years of total Service, the early retirement factor is 100 percent minus (1) plus (2):

(1)	0.25 percent for each month by which his Annuity Starting Date precedes age 65, up to the first day of the month coinciding with or next following age 60.

(2)	0.4167 percent for each month by which his Annuity Starting Date precedes the first day of the month coinciding with or next following age 60.

If age in years and whole calendar months and total Service is less than 75, but the Participant is at least age 55 and has at least five years of Service, the early retirement factor is 100 percent minus (1) plus (2):

(1)	0.5 percent for each month by which his Annuity Starting Date precedes age 65, up to the first day of the month coinciding with or next following age 60.

(2)	0.4 percent for each month by which his Annuity Starting Date precedes the first day of the month coinciding with or next following age 60.

(c)	Disability Retirement

Accrued benefit based on service and compensation as of date of disability payable on the first day of the month following the later of the date the required proof of disability is received by the Administrator or the completion of six months of total disability.

(d)	Deferred Vested Retirement

Accrued benefit calculated upon termination date. If benefit payments begin before Normal retirement Date, the amount of the Participant’s benefit will be reduced in the same way as provided for early retirees.

(e)	Late Retirement

The Benefit is the greater of continued accrual to actual retirement date OR the normal retirement benefit actuarially increased from normal retirement date based on the following:

Number of Months Benefit Commences after Normal Retirement Date	Percent Increase in Accrued Monthly Benefit	Number of Months Benefit Commences after Normal Retirement Date	Percent Increase in Accrued Monthly Benefit
1	1.0	25	27.8
2	2.0	26	29.2
3	3.0	27	30.6
4	4.0	28	32.0
5	5.0	29	33.4
6	6.0	30	34.8
7	7.0	31	36.2
8	8.0	32	37.6
9	9.0	33	39.0
10	10.0	34	40.4
11	11.0	35	41.8
12	12.0	36	43.2
13	13.2	37	44.8
14	14.4	38	46.4
15	15.6	39	48.0
16	16.8	40	49.6
17	18.0	41	51.2
18	19.2	42	52.8
19	20.4	43	54.4
20	21.6	44	56.0
21	22.8	45	57.6
22	24.0	46	59.2
23	25.2	47	60.8
24	26.4	48	62.4

Subject to the provisions of Section 5.5(b) with respect to periods after age 70  1/2, if a benefit commences more than 48 months after Normal Retirement Date, the percent increase shall be 62.4 percent plus 1.8 percent for each month more than 48.

A.6 Forms of Annuity

(a)	Normal Form

(1)	Five year certain and life annuity for unmarried Participants.

(2)	50 percent Qualified Joint and Survivor Annuity for married Participants. The amount of this benefit shall be determined using the factors specified in A.6(c)(1).

(b)	Optional Forms

(1)	50 percent joint and survivor annuity.

(2)	100 percent joint and survivor annuity, alternatively the Participant may designate a dependent child or children to receive monthly payments in equal shares for 60 months after death.

(3)	10 year certain and life.

(4)	90-55 percent Spouse option

A Participant may elect to receive 90 percent of the amount payable under the five year certain and life annuity form of payment, with 55 percent continuation to his surviving Spouse upon death.

(5)	Single life annuity

(6)	Social Security Adjustment Option at age 62.

(c)	Adjustment Factors

(1)	50 Percent Joint and Survivor Annuity

91 percent increased by 0.2 percent for each 12 months by which the Participant’s Annuity Starting Date precedes the Participant’s attainment of age 65. The 91 percent shall be decreased by 0.25 percent for each 12 months by which the Participant’s Annuity Starting Date is after the Participant’s attainment of age 65. These percentages shall be increased by 0.4 percent for each 12 months by which the Spouse’s age exceeds the Participant’s age or shall be decreased by 0.4 percent for each 12 months by which the Spouse’s age is less than the Participant’s age. The age of the Participant or the Spouse for determining these factors is the age on the last birthday.

(2)	100 Percent Joint and Survivor Annuity

81 percent increased by 0.7 percent for each 12 months by which the Participant’s Annuity Starting Date precedes the Participant’s attainment of age 65. The 81 percent shall be decreased by 0.7 percent for each 12 months by which the Participant’s Annuity Starting Date is after the Participant’s attainment of age 65. These percentages shall be increased by 0.7 percent for each 12 months by which the Beneficiary’s age exceeds the Participant’s age or shall be decreased by 0.7 percent for each 12 months by which the Beneficiary’s age is less than the Participants age. The age of the Participant or the Beneficiary for determining these factors is the age on the last birthday.

(3)	Ten Year Certain and Life

95 percent increased by 0.3 percent for each 12 months by which the Participant’s Annuity Starting Date precedes the Participant’s attainment of age 65. The 95 percent shall be decreased by 0.3 percent for each 12 months by which the Participant’s Annuity Starting Date precedes the Participant’s attainment of age 65.

(4)	90-55 percent Spouse Option

90 percent increased by 0.5 percent for each 12 months by which the Spouse’s age is more than five years more than the Participant’s age. 90 percent shall be decreased by 0.5 percent for each 12 months by which the Spouse’s age is more than five years less than the Participant’s age.

(5)	Single Life Annuity

102 percent increased by 0.1 percent for each 12 months by which the Participant’s Annuity Starting Date is after the Participant’s attainment of age 65. The 102 percent shall be decreased by 0.1 percent for each 12 months by which the Participant’s Annuity Starting Date is before the Participant’s attainment of age 65.

A.7 Pre-Retirement Death

(a)	If a vested Participant dies while actively employed or on an approved leave of absence:

(1)	Qualified Retirement Survivor Annuity

The benefit is equal to 50 percent of the Accrued Benefit calculated as of date of death. For disabled Participants, the surviving Spouse’s benefit is equal to 50 percent of the benefit accrued as of the Participant’s disability retirement date. These amounts will be reduced by two percent for each year by which the Spouse is more than five years younger than the Participant. These death benefits are payable on the first day of the month coinciding with or next following date of death. In no event will the benefit payable to a Participant’s surviving Spouse be less than the benefit payable under Section 10.2 of the Plan.

(2)	Dependent Child(ren) Death Benefit

If the Participant dies without a Spouse and has a dependent child or children, a death benefit will be payable on the first day of the month coinciding with or next following date of death. The monthly benefit will continue until age 18 or age 22, if the dependent child is continuing his education. The benefit is equal to 50 percent of the Participant’s Accrued Benefit calculated as of date of death. For disabled Participants, the surviving child(ren)’s benefit is equal to 50 percent of the benefit accrued as of disability retirement date. The benefits will be equally distributed among the children.

(b)	If a Participant dies after terminating with a vested benefit and:

(1)	Death occurs after age 55

The surviving Spouse will receive 50 percent of the vested Accrued Benefit payable in the form of a Qualified Joint and Survivor Annuity. The benefit will be payable on the first day of the month coinciding with or next following date of death.

(2)	Death occurs before age 55

The surviving Spouse will receive 50 percent of the vested Accrued Benefit reduced by multiplying the benefit by 46 percent minus 0.25 percent for each month by which the Participant’s date of death precedes age 55. The benefit will commence on the first day of the month in which the Participant would have reached age 55.

A.8 Employee Contributions Prior to January 1, 1976

Prior to January 1, 1976, employees were required to make contributions to the Plan. Upon termination of employment, these employees may elect to receive a lump sum equal to their Accumulated Contributions. If this refund is elected, the vested Accrued Benefit will be reduced by the amount attributable to the refund. Effective January 1, 1988, interest is credited at 120 percent of the federal midterm rate. Prior to January 1, 1988, interest was credited on a fixed percent in accordance with the Plan.

ADDENDUM III

Boston Gear Florence Hourly (045/036)

Benefits frozen January 31, 1999

A.1 Plan Eligibility

An hourly employee at Boston Gear Florence becomes an Active Participant upon his date of hire.

A.2 Service

(a)	Credited Service

Prior to January 1, 1981, Credited Service equals any service earned under any Prior Plans.

On or after January 1, 1981, any Plan Year in which an Employee is credited with 1700 Hours of Service or more, he will earn one year of Credited Service. For Plan Years in which an Employee is credited with fewer than 1700 hours, he will earn a partial year of Credited Service equal to the ratio of his actual Hours of Service for the Plan Year to 1700 hours rounded to the nearest  1/10th. Any Participant who has been excluded from participation due to commencing employment after age 60 and who completed one Hour of Service on or after January 1, 1988, shall receive Credited Service only from the date upon which he or she becomes a Participant in this Plan.

(b)	Service

Prior to January 1, 1981, a year of Service is earned for each Plan Year in which an employee earned 60 percent of a year of Credited Service.

Service after January 1, 1981, a year of Service is earned for each Plan Year in which an Employee is credited with 1000 Hours of Service or more. For Plan Years in which an Employee is credited with fewer than 1000 Hours of Service, he shall earn a partial year of Service equal to  1/12th of a year for each 80 Hours of Service credited to the Employee for the Plan Year, rounded to the nearest  1/12th.

A.3 Vesting Schedule

Five years of Vesting Service upon termination equals 100 percent vesting. Participants will be 100 percent vested as of Normal Retirement Date.

A.4 Retirement Ages

(a)	Normal Retirement Date

Age 65 or, if the Participant was first employed after age 60, the fifth anniversary of his participation in the Plan.

(b)	Early Retirement

Age 55 and ten years of Service.

(c)	Disability Retirement

Ten years of Service and the Participant becomes totally disabled on or after January 1, 1981 prior to Normal Retirement Date and is disabled for at least six consecutive months.

(d)	Deferred Vested Retirement

Meet vesting requirements upon termination.

(e)	Late Retirement

Retirement after Normal Retirement Date.

A.5 Benefit Formula

(a)	Normal Retirement

The monthly normal retirement benefit is the monthly multiplier below based on the Participant’s date of retirement multiplied by the Participant’s years of Credited Service up to a maximum of 35 years.

Retirement Date	Monthly Multiplier
after January 1, 1993	$15.00

between January 1, 1990 and December 31, 1992	$13.00

between October 1, 1986 and December 31, 1989	$11.00

prior to October 1, 1986	$10.00

(b)	Early Retirement

The monthly early retirement benefit equals the Participant’s monthly normal retirement benefit reduced by 0.5 percent for each complete month that the Participant’s Annuity Starting Date precedes his 65th birthday.

(c)	Disability

Accrued benefit payable upon date of disability without actuarial reduction for commencement prior to Normal Retirement Date.

(d)	Deferred Vested

Accrued benefit calculated upon termination date. If benefit payments begin before Normal Retirement Date, the amount of the Participant’s benefit will be reduced in the same way as provided for early retirees.

(e)	Late Retirement

Normal retirement benefit based on Credited Service as of the Participant’s late retirement date.

A.6 Forms of Annuity

(a)	Normal Form

(1)	Single life annuity for unmarried Participants

(2)	50 percent Qualified Joint and Survivor Annuity for married Participants. Actuarially Equivalent to normal form described in A.6(a)(l) above.

(b)	Optional Forms—Actuarially Equivalent to normal form described in A.6(a)(l) above.

(1)	50 percent joint and survivor annuity.

(2)	75 percent joint and survivor annuity.

(3)	100 percent joint and survivor annuity.

A.7 Qualified Preretirement Survivor Annuity

Equal to the survivor benefit payable under the 50 percent Qualified Joint and Survivor Annuity form of payment if the Participant had survived to the date payment begins to his surviving Spouse, commenced benefits on that date, and died the day after benefits commenced. If the Participant elected the optional 100 percent or 75 percent joint and survivor annuity with his Spouse as Beneficiary thereunder within the period described in Section 9.5, his surviving Spouse will receive the survivor benefit payable under such annuity form. If the participant was eligible to retire upon death or was permanently disabled, the death benefit is payable to the surviving Spouse immediately, otherwise it is payable the first day of the month following the vested Participant’s earliest retirement date.

A.8 Actuarial Basis

(a)	Forms of Annuity

UP84 Mortality Table, 5.5 percent interest.

ADDENDUM IV

Boston Gear Delroyd Wormgear Union

Local 6061 AFL-CIO

(036 / 017 on December 31, 1997)

A.1 Plan Eligibility

An Employee becomes an Active Participant upon his date of hire as a member of the bargaining unit.

A.2 Service Definitions

(a)	Credited Service

If hired before January 1, 1976, Credited Service begins with seniority date or adjusted seniority date as maintained under the basic labor agreement. Credited Service is calculated on elapsed time measured to exact days for all dates of hire.

(b)	Service

A year of Service is earned for each Plan Year in which an Employee is credited with at least 1000 Hours of Service.

A.3 Vesting Schedule

Effective January 1, 1989, five years of Vesting Service upon termination equals 100 percent vesting. Participants will be 100 percent vested as of Normal Retirement Date.

A.4 Retirement Ages

(a)	Normal Retirement Date

Later of age 65 or the fifth anniversary of his participation in the Plan.

(b)	Early Retirement

Age 55 and sum of age plus full years of Credited Service equals at least 75.

(c)	Disability Retirement

Ten years of Credited Service, Participant must have been employed in the bargaining unit when he became disabled, must be on total disability for at least 26 weeks, then disability benefit payments will begin after the Participant’s disability has continued for 180 calendar days.

(d)	Deferred Vested Retirement

Meet vesting requirements upon termination.

(e)	Late Retirement

Retirement after Normal Retirement Date.

A.5 Benefit Formula

(a)	Normal Retirement

The monthly normal retirement benefit equals the monthly dollar multiplier below based on the Participant’s last day of service in the bargaining unit multiplied by the Participant’s Credited Service:

If his Last Day of Credited Service in the Bargaining Unit Was:	The Dollar Multiplier Is:
On or after September 25, 1993	$24.00

On or after October 1, 1990 and before September 25, 1993	$21.00

On or after September 19, 1988 and before October 1, 1990	$19.00

On or after October 13, 1986 and before September 19, 1988	$18.00

On or after October 13, 1985 and before October 13, 1986	$17.00

On or after October 9, 1983 and before October 13, 1985	$16.00

On or after October 10, 1982 and before October 9, 1983	$15.00

On or after October 10, 1981 and before October 10, 1982	$14.00

(b)	Early Retirement

If attain at least age 62 OR have accrued at least 30 years of Credited Service, there is no reduction for early retirement. Otherwise, the normal retirement benefit is reduced by 0.00333 for each month by which the Participant’s Annuity Starting Date precedes the month in which the Participant attains age 62.

(c)	Disability Benefit

The monthly ancillary disability benefit equals the Participant’s normal retirement benefit calculated as of his date of termination because of disability payable while the Participant is disabled from date of disability termination to Normal Retirement Date. If a Participant should die while receiving disability benefits, a 50 percent Qualified Preretirement Survivor Annuity is applicable.

(d)	Deferred Vested Retirement

Accrued benefit calculated upon termination date. If benefit payments begin before Normal Retirement Date, the amount of the Participant’s benefit will be reduced in the same was as for early retirees.

(e)	Late Retirement

Normal retirement benefit based on Credited Service as of the Participant’s late retirement date.

A.6 Forms of Annuity

(a)	Normal Form

(1)	Single life annuity.

(2)	50 percent Qualified Joint and Survivor Annuity for married Participants. No reduction is made in the amount of a Participant’s benefit for payment in this form.

(b)	Optional Forms

(1)	Social Security Level Income option.

(2)	50 percent joint and survivor annuity.

A.7 Qualified Preretirement Survivor Annuity

If a Participant dies after meeting the early or normal retirement requirements as an active employee, his surviving Spouse will receive 50 percent of the Participant’s early retirement or normal retirement benefit.

The Qualified Preretirement Survivor Annuity payable to the surviving Spouse of any other Participant shall be determined in accordance with the provision of Article X.

A.8 Actuarial Basis

(a)	Optional Forms of Annuity

1971 Group Annuity Mortality Table for male lives and a seven percent interest rate.

APPENDIX I

SOCIAL SECURITY AMOUNT

The Social Security Amount for use in Appendix II is the monthly unreduced Primary Insurance Amount which the Participant could expect to receive commencing on the first day of the month next following his 65th birthday under the Federal Social Security Act as in effect on the Participant’s Computation Date. The Social Security Amount will be determined as of the Participant’s Computation Date in the manner described below, based on an estimate of the Participant’s earnings history prior to the Computation Date; provided, however, that the Social Security Amount will be based on the Participant’s actual earnings history prior to the Computation Date if the Participant provides documentation of such history, obtained from the Social Security Administration, to the Committee or its designate. Such documentation must be furnished by a Participant within a reasonable period of time, as determined by the Committee or its designate, after the later of the date the Participant separates from service or the date he is notified of the benefit to which he is entitled based on an estimate of his earnings history. The Social Security Amount determined hereunder will not be affected by subsequent changes in the Federal Social Security Act. The Participant’s accrued benefit will be determined using the estimated or actual Social Security earnings, whichever one gives the greater benefit.

The Social Security Amount of each Participant will be based on the following determination by the Plan, unless the Participant supplies documentation of his actual earnings history as provided above:

1.	A Participant’s Total Monthly Compensation ( as defined in Article 1.3 9 of the Plan as in effect on December 31, 1988) effective for the Plan Year in which his date of participation falls will be multiplied by 12, and the product thereof will be considered the Participant’s estimated wages for that year. Such estimated wages will be discounted by 6% for each year prior thereto, until the later of 1951 or the year in which the Participant attained age 20; provided, however, that in no year may the Participant’s estimated wages exceed the taxable wage base for that year under Section 3121 (a) of the Code.

2.	For each year after the year in (1), above, in which a Participant was a Participant, his estimated wages will be the product of his Total Monthly Compensation on January 1 of such year multiplied by 12; provided, however, that his estimated wages may not exceed the taxable wage base for that year under Section 3121 (a) of the Code.

3.	If a Participant terminates his employment before he becomes eligible for early retirement, in accordance with Article 3.2 of the plan in effect on January 1, 1994 (hereinafter referred to as the Prior Plan when referenced in Appendix I and II), it will be assumed in determining his estimated wages that he will receive constant wages during the period from his date of termination to his Normal Retirement Date at the same rate as his Total Monthly Compensation in effect on the Plan Anniversary coinciding with, or immediately preceding, his date of termination.

4.	If a Participant retires early, in accordance with Article 3.3 of the Prior Plan, it will be assumed in determining his estimated wages that he will not receive any wages during the period from his Early Retirement Date to this Normal Retirement Date which would be considered as wages for purposes of the Federal Social Security Act.

APPENDIX II

MINIMUM BENEFITS

Subject to Article XII, the following minimum benefits will be payable under the Plan with respect to Participant who became participants in the Plan prior to the Transition Date (as defined herein), in the amounts and under the terms specified.

With respect to those Participants who were participants in the Plan or a Predecessor Plan on the Transition Date in no event will any such Participant receive a benefit at his Normal Retirement Date, Early Retirement Date or upon his termination of employment which is less than the benefit determined in accordance with the provisions of this Appendix II, as applicable.

1.	Definitions. The words or phrases defined in Article 1 will have the same meaning when used in this Appendix II unless, and to the extent, modified herein. The following phrases as used herein will have the following meanings:

Imo Participant shall mean a Participant who was a participant in the Plan or an Imo Predecessor Plan other than the Aeroproducts Plan on December 31, 1988.

Aeroproducts Participant shall mean a Participant who was a participant in the Aeroproducts Plan on December 31, 1989.

Incom Participant shall mean a Participant who was a participant in an Incom Predecessor Plan on December 31, 1988.

Varo Participant shall mean a Participant who was a participant in the Varo Plan on April 30, 1989.

Transition Date shall mean December 31, 1988 for Imo and Incom Participants, December 31, 1989 for Aeroproducts Participants, and April 30, 1989 for Varo Participants.

Average Total Monthly Compensation shall mean (a) for an Incom or a Varo Participant, the Participant’s Average Total Monthly Compensation as defined in Article 1.6 of the Prior Plan as in effect on the Participant’s Computation Date, and (2) for an Imo or Aeroproducts Participant, the Participant’s Average Total Monthly Compensation as defined in Article 1.6 of the Prior Plan as in effect on the Transition Date, without regard to the changes in the definition of Average Total Monthly Compensation, and its various components, made in item 12 of Amendment No. 7 to the Prior Plan, or any subsequent changes.

Prior Retirement Benefit for an Imo Participant shall mean the greater of (a), (b), or (c), where (a), (b) and (c) are as follows:

(a)	a benefit equal to (1) minus (2), with the resulting difference multiplied by (3), and added to (4), where (1), (2), (3), and (4) are as follows:

(1)	2% of the Participant’s Average Total Monthly Compensation determined as of December 31, 1988.

(2)	2% of the Participant’s Social Security Amount, as defined in Appendix I, determined as of December 31, 1988.

(3)	The number of years and fractions of a year of Benefit Service (not in excess of 25) rendered by the Participant to December 31, 1988.

(4)	The amount, if any, listed with respect to the Participant on Schedule A or Schedule B.

(b)	a benefit equal to the amount determined as of the Transition Date under Article I.l(b) of the Prior Plan.

(c)	a benefit equal to the amount determined as of December 31, 1988 under Appendix II of the Plan as in effect on the Transition Date.

Prior Retirement Benefit for an Aeroproducts, Incom or Varo Participant shall mean the Participant’s Accrued Benefit as of the Transition Date under the Predecessor Plan as in effect on the Transition Date.

Prior Early Retirement Factor for an Imo Participant shall mean the factor from the following table which is applicable to the Participant’s age at his Early Retirement Date, where age is expressed in years and complete months. Such factor for any Participant whose age is not shown below will be determined by interpolation.

Age at which Benefits are	Prior Early
Scheduled to Commence	Retirement Factor
65	1.0000
64	1.0000
63	1.0000
62	1.0000
61.9700
60.9400
59.9100
58.8800
57.8500
56.8200
55.7900

Prior Early Retirement Factor for an Aeroproducts, Incom, or Varo Participant shall mean the factor, as defined in the Predecessor Plan, which is applied to the Participant’s Accrued Benefit to determine the benefit which is payable commencing prior to the Participant’s Normal Retirement Date. Such factor is determined based on the Predecessor Plan as in effect on the Transition Date, as would be applicable to the Participant’s age at his Early Retirement Date.

Compensation Ratio for an Imo Participant shall mean the ratio of the Participant’s Average Total Monthly Compensation (as defined in this Appendix II) determined as of the Participant’s Computation Date, divided by the Participant’s Average Total Monthly Compensation determined as of the Transition Date, except that:

(a)	for any portion of the Prior Retirement Benefit for in Imo Participant which is determined under sections (a)(4), (b) or (c) of the definition of Prior Retirement Benefit, the Compensation Ratio shall be 1.000.

(b)	for any portion of the Prior Retirement Benefit for an Incom or Varo Participant which, under the terms of the Predecessor Plan as in effect on the Transition Date, is determined without regard to the Participant’s Average Monthly Earnings (for the Incom Plans) or his Final Average Earnings (for the Varo Plan), the Compensation Ratio shall be 1.0000.

(c)	for an Aeroproducts Participant, the Compensation Ratio shall be 1.0000.

2.	Benefit at Normal Retirement Date The minimum amount of monthly retirement annuity payable to a Participant at his Normal Retirement Date will be equal to the sum of (a), and (b), where (a) and (b) are as follows:

(a)	The amount of Prior Retirement Benefit credited to the Participant multiplied by the Participant’s Compensation Ratio.

(b)	The greater of (i) and (ii), where (i) and (ii) are as follows:

(i)	The amount of Accrued Benefit credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan, minus the amount of Accrued Benefit which would be credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan based on the number of whole and fractional years of Benefit Service rendered by the Participant prior to the Transition Date.

(ii)	The amount of Accrued Benefit credited to the Participant in accordance with Article 1.1(b) of the Prior Plan, based on the number of whole and fractional years of Credited Service rendered by the Participant after the Transition Date.

3.	Early Retirement Benefit Payable Before Normal Retirement Date. The minimum amount of monthly retirement annuity payable to a Participant who elects an Early Retirement Date in accordance with Article 4.4 of the Prior Plan will be equal to the sum of (a) and (b) where (a) and (b) are as follows:

(a)	The amount of Prior Retirement Benefit credited to the Participant multiplied by the Participant’s Compensation Ratio, and reduced by his Prior Early Retirement Factor.

(b)	The greater of (i) and (ii), where (i) and (ii) are as follows:

(i)	The amount of Accrued Benefit credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan, minus the amount of Accrued Benefit which would be credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan based on the number of whole and fractional years of Benefit Service rendered by the Participant prior to January 1, 1989. Amounts determined under Article l.l(a)(l) of the Prior Plan are reduced by .0025 for each month by which his Early Retirement Date precedes his attainment of age 65, while amounts determined under Article l.l(a)(2) of the Prior Plan are reduced by the applicable IRS Early Retirement Factor.

(ii)	The amount of Accrued Benefit credited to the Participant in accordance with Article 1.1(b) of the Prior Plan, based on the number of whole and fractional years of Credited Service rendered by the Participant after the Transition Date, reduced by .0025 for each month by which his Early Retirement Date precedes his attainment of age 65.

4.	Termination Benefit Payable Before Normal Retirement Date. The minimum amount of monthly retirement annuity payable to a Participant who terminates his employment, is entitled to a deferred annuity, and whose retirement annuity payments are to commence before his Normal Retirement Date in accordance with Article 6.6 of the Prior Plan, will be equal to the sum of (a) and (b), plus (c), where (a), (b) and (c) are as follows:

(a)	For Imo Participants, the Actuarial Equivalent of the amount of Prior Retirement Benefit credited to the Participant, multiplied by the Participant’s Compensation Ratio.

(b)	For Aeroproducts, Incom and Varo Participants, the amount of Prior Retirement Benefit credited to the Participant, multiplied by the Participant’s Compensation Ratio, and reduced by his Prior Early Retirement Factor applicable to Participants who separate from service prior to attaining eligibility for immediate commencement of benefits.

(c)	The greater of (i) and (ii), where (i) and (ii) are as follows:

(i)	The amount of Accrued Benefit credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan, minus the amount of Accrued Benefit which would be credited to the Participant in accordance with Articles l.l(a)(l) and l.l(a)(2) of the Prior Plan based on the number of whole and fractional years of Benefit Service rendered by the Participant prior to January 1, 1989, all reduced by the applicable IRS Early Retirement Factor.

(ii)	The amount of Accrued Benefit credited to the Participant in accordance with Article 1.1 (b) of the Prior Plan, based on the number of whole and fractional years of Credited Service rendered by the Participant after the Transition Date, reduced by the applicable IRS Early Retirement Factor.

APPENDIX III

LIST OF EFFECTIVE DATES OF PARTICIPATION AND ACQUISITION

Division or Affiliate of Imo Industries Inc.	Effective Date of Participation	Delaval Plan
Adel Fasteners Division	January 1, 1962	7454
Aeroproducts Division	October 1, 1964	7454
Delaval Condenser Division	July 1, 1965	8280
Corporate Division	July 1, 1965	8280
Delroyd Worm Gear Division	July 1, 1965	8280
Imo Pump Division	July 1, 1965	8280
Delaval Turbine Division	July 1, 1965	8280
Barksdale Controls Division	October 1, 1965	7454
Deltex Division	January 1, 1969	8280
Gems Sensors Division	January 1, 1970	7454
Wiggins Connectors Division	October 1, 1976	Wiggins
Airfoil Division	July 1, 1978	7454

“8280” indicates the Retirement Plan for Salaried Employees of Transamerica Delaval Inc. Contract 8280-Q.

“7454” indicates the Retirement Plan for Salaried Employees of Transamerica Delaval Inc. Contract 7454-N.

“Wiggins” indicates the Pension Plan for Salaried Employees of Transamerica Delaval Inc. Wiggins Connectors Division.

Division or Affiliate of Imo Industries Inc.	Effective Date of Participation	Date of Acquisition
CEC Division	July 1, 1983	July 1, 1983
Baird Corporation	July 1, 1988	November 16, 1987
CentriMarc Division	January 1, 1989	March 1, 1988
Boston Gear, Charlotte Division	January 1, 1990	December 1, 1989
Miller-Holzwarth Division	May 1, 1990	November 16, 1987
Quabbin Division	April 1, 1991	July 2, 1990
Pro Mac Division	July 1, 1991	July 2, 1990

APPENDIX IV

CODE SECTION 401(a)(9) COMPLIANCE

This Appendix to the Plan is intended to comply with final and temporary regulations issued under Code Section 401(a)(9).

SECTION I

DEFINITIONS

1.1 Definitions

For purposes of this Appendix the following terms have the following meanings. Except as otherwise specifically provided herein, any term defined in Section 1.1 of the Plan has the meaning given such term in such Section.

A Participant’s “designated beneficiary” means the individual who is designated as the Participant’s Beneficiary under the Plan and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-l, Q&A-4, of the Treasury regulations.

A “distribution calendar year” means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first “distribution calendar year” is the calendar year immediately preceding the calendar year which contains the Participant’s Required Beginning Date. For distributions beginning after the Participant’s death, the first “distribution calendar year” is the calendar year in which distributions are required to begin under Section 3.2 of this Appendix.

A Participant’s or Beneficiary’s “life expectancy” means his life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

SECTION II

GENERAL RULES

2.1 Effective Date

The provisions of this Appendix will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

2.2 Precedence

The requirements of this Appendix will take precedence over any inconsistent provisions of the Plan.

2.3 Requirements of Treasury Regulations Incorporated

All distributions required under this Appendix will be determined and made in accordance with the Treasury regulations under Code Section 401(a)(9).

SECTION III

TIME AND MANNER OF DISTRIBUTION

3.1 Required Beginning Date

A Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Required Beginning Date.

3.2 Death of Participant Before Distributions Begin

If a Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)

If the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary”, then, except as elected by the Sponsor in Section VII of this Appendix, distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2 , if later.

(b)	If the Participant’s surviving Spouse is not the Participant’s sole “designated beneficiary”, then, except as elected by the Sponsor in Section VII of this Appendix, distributions to the “designated beneficiary” will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)	If there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d)	If the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary” and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 3.2, other than Section 3.2(a), will apply as if the surviving Spouse were the Participant.

For purposes of this Section 3.2 and Section VI of this Appendix, distributions are considered to begin on the Participant’s Required Beginning Date (or, if Section 3.2(d) of this Appendix applies, the date distributions are required to begin to the surviving Spouse under Section 3.2(a) of this Appendix). If annuity payments irrevocably commence to a Participant before the Participant’s Required Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 3.2(a) of this Appendix), the date distributions are considered to begin is the date distributions actually commence.

3.3 Form of Distribution

Unless a Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first “distribution calendar year”, distributions will be made in accordance with Sections IV, V and VI of this Appendix. If a Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations. Any part of a Participant’s interest that is in the form of an individual account described in Code Section 414(k) will be distributed in a manner satisfying the requirements of Code Section 401(a)(9) and the Treasury regulations that apply to individual accounts.

SECTION IV

DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

4.1 General Annuity Requirements

If a Participant’s interest is paid in the form of annuity distributions under the Plan, payments under the annuity will satisfy the following requirements:

(a)	the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(b)	the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section V or VI of this Appendix;

(c)	once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(d)	payments will either be nonincreasing or increase only as follows:

(1)	by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(2)	to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section V of this Appendix dies or is no longer the Participant’s Beneficiary pursuant to a qualified domestic relations order within the meaning of Code Section 414(p);

(3)	to provide cash refunds of Accumulated Contributions upon the Participant’s death; or

(4)	to pay increased benefits that result from a Plan amendment.

4.2 Amount Required to be Distributed by Required Beginning Date

The amount that must be distributed on or before a Participant’s Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 3.2(a) or (b) of this Appendix) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant’s benefit accruals as of the last day of the first “distribution calendar year” will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s Required Beginning Date.

4.3 Additional Accruals After First Distribution Calendar Year

Any additional benefits accruing to a Participant in a calendar year after the first “distribution calendar year” will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

SECTION V

REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING

PARTICIPANT’S LIFETIME

5.1 Joint Life Annuities Where the Beneficiary Is Not the Participant’s Spouse

If a Participant’s interest is being distributed in the form of a joint and survivor annuity for the joint lives of the Participant and a non-Spouse Beneficiary, annuity payments to be made on or after the Participant’s Required Beginning Date to the “designated beneficiary” after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6 of the Treasury regulations; provided, however, that the table in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury Regulations may be used for calendar years 2003, 2004 and 2005. If the form of distribution combines a joint and survivor annuity for the joint lives of the Participant and a non-Spouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the “designated beneficiary” after the expiration of the period certain.

5.2 Period Certain Annuities

Unless the Participant’s Spouse is the sole “designated beneficiary” and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant’s lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant’s birthday in the year that contains the Annuity Starting Date. If the Participant’s Spouse is the Participant’s sole “designated beneficiary” and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant’s applicable distribution period, as determined under this Section 5.2, or the joint life and last survivor expectancy of the Participant and the Participant’s Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and Spouse’s attained ages as of the Participant’s and Spouse’s birthdays in the calendar year that contains the Annuity Starting Date.

SECTION VI

REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES

BEFORE DATE DISTRIBUTIONS BEGIN

6.1 Participant Survived by Designated Beneficiary

Except as elected by the Sponsor in Section VII of this Appendix, if a Participant dies before the date distribution of his or her interest begins and there is a “designated beneficiary”, the Participant’s entire interest will be distributed, beginning no later than the time described in Section 3.2(a) or (b) of this Appendix, over the life of the “designated beneficiary” or over a period certain not exceeding:

(a)	unless the Annuity Starting Date is before the first “distribution calendar year”, the “life expectancy” of the “designated beneficiary” determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or

(b)	if the Annuity Starting Date is before the first “distribution calendar year”, the “life expectancy” of the “designated beneficiary” determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the Annuity Starting Date.

6.2 No Designated Beneficiary

If a Participant dies before the date distributions begin and there is no “designated beneficiary” as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

6.3 Death of Surviving Spouse Before Distributions to Surviving Spouse Begin

If a Participant dies before the date distribution of his or her interest begins, the Participant’s surviving Spouse is the Participant’s sole “designated beneficiary”, and the surviving Spouse dies before distributions to the surviving Spouse begin, this Section VI will apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 3.2(a) of this Appendix.

SECTION VII

SPECIAL RULES

7.1 Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries

If a Participant dies before distributions begin, there is a “designated beneficiary”, and the benefit payable to such “designated beneficiary” is to be made in a lump sum pursuant to the cashout provisions of Section 11.5 of the Plan, distribution to the “designated beneficiary” is not required to begin by the date specified in Section 3.2 of the Appendix, but the Participant’s entire interest will be distributed to the “designated beneficiary” by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.